                                 LEASE AGREEMENT

                                     between

                                IM JOINT VENTURE

                                       and

                            WYNDHAM HOTEL CORPORATION







                                     NOTICE

                   MORTAGEES APPROVAL REQUIRED FOR ALL CHANGES




                                   INFOMART(R)
                             Where Technology Lives

                              1950 Stemmons Freeway
                               Dallas, Texas 75207
                                  214-800-8000



                     INFOMART is a registered servicemark of
                     IFM Partnership, 1950 Stemmons Freeway,
                         Suite 6038, Dallas, Texas 75207

                                LEASE AGREEMENT

                                    INFOMART
                             WHERE TECHNOLOGY LIVES


     THIS LEASE AGREEMENT (the "Lease") is made and entered into as of the 29th day of July, 1977,by and between IM JOINT VENTURE, a Texas joint venture ("Landlord"), whose address is 1950 Stemmons Freeway, Dallas, Texas 75207 and WYNDHAM HOTEL CORPORATION, a Texas corporation ("Tenant"), whose address before the "Rental Commencement Date" (as defined in Section 1.21 below) is 2001 Bryan Street, Suite 2300, Dallas, Texas 75201 and after the "Rental Commencement Date" is 1950 Stemmons Freeway, Suite 6001, Dallas, TX 75207. If there shall be more than one party executing this Lease as Tenant, their obligations shall be joint and several. As used in this Lease, the terms set forth in Article I of this Lease shall have the respective meanings indicated in such Article.

     Subject to all of the terms and conditions of this Lease, and in consideration of the mutual covenants and obligations contained in this Lease, Landlord and Tenant agree as follows:

                             ARTICLE 1 - DEFINITIONS

     SECTION 1.1. BASE RENTAL shall mean the following:

     From the "Commencement Date" (defined in Section 1.5 hereof) until the "Rental Commencement Date" (defined in Section 1.21 hereof), the sum of Zero and 00/100ths Dollars ($0.00) per month; and

     From the "Rental Commencement Date" until the end of the Lease Term, the sum of Ninety-nine Thousand Seven Hundred Thirty and 07/100ths Dollars ($99,730.07) per month.

     SECTION 1.2. BASE YEAR shall mean 1997.

     SECTION 1.3. THE "BUILDING" shall mean the information processing market center located at 1950 Stemmons Freeway in Dallas, Texas upon the real property (the "Property") described in Exhibit "A" attached hereto and incorporated herein.

     SECTION 1.4. BUILDING RULES shall mean rules and regulations adopted and altered by Landlord from time to time for the safety, care and cleanliness of the Leased Premises and the Building and for the preservation of good order therein, all of which will be sent by Landlord to Tenant in writing and shall thereafter be carried out and observed by Tenant; provided, however, that alterations, revisions, or additions to Building Rules shall not unreasonably interfere with the conduct of its Permitted Use and shall not impose additional


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unreasonable costs on Tenant. The initial Building Rules are attached hereto as
Exhibit "B".

     SECTION 1.5. COMMENCEMENT DATE shall mean the date on which Tenant commences occupancy of the Leased Premises which shall be the date Tenant takes possession of the Leased Premises for the purpose of equipping, furnishing, and improving the Leased Premises. The term "Rental Commencement Date" shall mean as defined in Section 1.21 hereof.

     SECTION 1.6. COMMON AREAS shall mean those areas devoted to corridors, elevator foyers, restrooms, mechanical rooms, janitorial closets, electrical and telephone closets, vending areas, lobby areas, meeting rooms, auditoriums, exhibit halls and other similar facilities provided for the common use or benefit of tenants generally.

     SECTION 1.7. INFOMART shall mean "INFOMART - Where Technology Lives" and shall include that certain Building and Property as the same currently exists or as it may from time to time hereafter be expanded or modified.

     SECTION 1.8. INSURANCE COSTS shall mean all costs incurred by Landlord in providing insurance, including but not limited to, property, liability and casualty insurance, on the Building and Property, but excluding all insurance costs which Tenant is required to provide under Section 5.3 hereof.

     SECTION 1.9. LEASE TERM shall mean a term which commences on the Commencement Date, and continues for one hundred twenty (120) full calendar months from the "Rental Commencement Date".

     SECTION 1.10. LEASED PREMISES shall mean Suite Nos. 6001 and 5008 in the Building, as outlined or marked in red on the floor plan of the Building attached to this Lease as Exhibit "C".

     SECTION 1.11. PERMITTED USE shall mean use for offices, storage and service areas incidental and related to such use and for the display and marketing of information processing and communications products and services.

     SECTION 1.12. RELOCATION SPACE shall mean a space designated by Landlord of comparable size to the Leased Premises which is contiguous and at the same cost per Rentable Square Foot as the Leased Premises and otherwise reasonably acceptable to Tenant.

     SECTION 1.13. RENTABLE SQUARE FEET shall mean the Usable Square Feet of the Leased Premises, together with an additional amount representing a portion of the Common Areas, Service Areas and other non-tenant space on floors two (2) through six (6) in the Building. For purposes of this Lease, the parties have agreed that the Leased Premises shall be deemed to consist of 119,644 Rentable Square Feet on floors five (5) and six (6) of the Building (which shall be deemed to consist of 1,056,200 Rentable Square Feet). Tenant shall have the option, which must be exercised by written notice from Landlord to Tenant prior to the Rental Commencement Date, to have the Leased Premises remeasured in order to determine the actual number of Rentable Square Feet within the Leased Premises. The failure of Tenant to provide Landlord with written notice of such election on or before the Rental Commencement Date shall be deemed to be an irrevocable waiver of Tenant's rights to have the Leased Premises remeasured. In the event that Tenant elects to have the Leased Premises remeasured, in the manner and within the time period specified above, then Landlord's and Tenant's architect shall remeasure the Leased Premises within thirty (30) days of the Rental Commencement Date in order to determine the actual number of Rentable Square Feet within the Leased Premises. In remeasuring the Leased Premises, such architects shall calculate the number of Usable Square Feet within the Leased Premises (on the basis specified in Section 1.19 below) and then add the "Common Area Factor" (as defined below) to the number of Usable Square Feet within the Leased Premises in order to determine the number of Rentable Square Feet within the Leased Premises. Landlord and Tenant agree that the "Common Area Factor" shall be fourteen and thirty-five one hundredths percent (14.35%) and that the Common Area Factor is substantially less than the actual number of gross square feet within the Common Areas, Service Areas, and other non-tenant spaces in the Building. Therefore, the Common Area shall not be subject to adjustment.


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     SECTION 1.14. SECURITY DEPOSIT shall mean as described in Section 6.9 hereof.

     SECTION 1.15. SERVICE AREAS shall mean those areas within the outside walls used for elevator mechanical rooms, building stairs, elevator shafts, flues, vents, stacks, pipe shafts and vertical penetrations (but shall not include any such areas for the exclusive use of a particular tenant).

     SECTION 1.16. TAXES shall mean all taxes and assessments and governmental charges, whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing the Leased Premises or the Property or any part thereof, or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Property or its operation but shall not include penalties for late or non-payment thereof. Should taxes become payable over a number of years, only the portion of taxes attributable to the Lease Term shall be included herein.

     SECTION 1.17. TENANT'S PROPORTIONATE SHARE shall mean a fraction, the numerator of which is the number of Rentable Square Feet comprising the Leased Premises, and the denominator of which is the number of Rentable Square Feet comprising floors two (2) through six (6) of the Building. Accordingly, the parties acknowledge and agree that Tenant's Proportionate Share under this Lease is 11.326 percent.

     SECTION 1.18. TRADE FIXTURES shall mean any and all signs placed by Tenant within the Leased Premises pursuant to provisions hereof and any and all items of property used by Tenant in the Leased Premises, including but not limited to furniture and equipment; provided, however, that the term Trade Fixtures shall not include any permanent leasehold improvements, including but not limited to any floor, wall or ceiling coverings, any interior walls or partitions, any lighting fixtures, track lights or any property which is a part of or associated with any electrical, plumbing, or mechanical system, notwithstanding that the same may have been installed within the Leased Premises.

     SECTION 1.19. USABLE SQUARE FEET shall mean the gross number of square feet within the Leased Premises, which is determined as follows: (a) when measuring a demising wall between a tenant space and a corridor, the boundary shall be along the corridor side of the demising wall, (b) when measuring a demising wall between a tenant space and the building exterior, the boundary shall be along the exterior face of the glass, (c) when measuring a demising wall between a tenant space and an adjacent tenant space, the boundary shall be along the centerline of the demising wall, and (d) when measuring a demising wall between a tenant space and a Building common space (i.e., electrical rooms, mechanical rooms, vertical penetrations, and chases), the boundary shall be along the tenant side of the demising wall.

     SECTION 1.20. UTILITY COSTS shall mean all third-party costs incurred by Landlord in providing electricity, gas, water and sewage disposal facilities to the Building, including, without limitation, electricity used for heating, air conditioning, operation of office machines and other equipment used on or about the Building, and elevator and escalator service and lighting, but excluding all such costs which Tenant may, from time to time, be obligated or elect under the provisions of Section 2.5 hereof to pay on a separately metered basis.

     SECTION 1.21. RENTAL COMMENCEMENT DATE shall mean the earlier of the date Tenant receives a Certificate of Occupancy for a given floor, or any portion thereof, as to such portion or floor, of the Leased Premises or January 31, 1998.

     SECTION 1.22. PREVAILING MARKET RATE shall mean the average effective rate being paid for space within the Building by new tenants who have leased space within the Building during the six (6) month period immediately preceding the date of determination.


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                                    ARTICLE 2

     SECTION 2.1. LEASED PREMISES AND TERM. Landlord does hereby lease, demise and let to Tenant and Tenant does hereby lease and take from Landlord the Leased Premises for a term beginning on the Commencement Date and continuing in full force and effect for the Lease Term, unless this Lease is terminated earlier pursuant to the provisions hereof. The Leased Premises are demised hereby subject to all easements, restrictions, agreements of record, mortgages and deeds of trust, and zoning and building laws. If Landlord is unable to deliver possession of the Leased Premises to Tenant as of the Commencement Date specified in Article 1 for any reason, including, without limitation, the holding over of any tenant or occupant of the Leased Premises, then the term "Commencement Date" shall mean such subsequent date upon which the Landlord is able to deliver possession of the Leased Premises to Tenant, and such failure to deliver possession of the Leased Premises on the Commencement Date specified in
Article 1 hereof shall not constitute a default by Landlord hereunder or render Landlord liable for any loss or damage that may be incurred as a result of such failure. If the Leased Premises are delivered to Tenant for occupancy on a date prior to the Commencement Date specified in Article 1 hereof, Tenant agrees to accept and occupy the Leased Premises on such date and the term "Commencement Date" shall mean such date. Tenant shall commence to furnish, equip, and improve the Leased Premises, in accordance with Section 4.2(a) hereof, on the Commencement Date. Landlord shall have no obligation to furnish, equip or improve the Leased Premises. Landlord's manager for the Building has not received written notice of any material defects existing in the Leased Premises. By occupying the Leased Premises subject to Landlord's obligations under Section
8.7 below, Tenant shall be deemed to have accepted the same and to have acknowledged that the same comply fully with Landlord's covenants and obligations hereunder. In addition, Tenant shall have the non-exclusive right to access the Common Area of the Building.

     SECTION 2.2. USE. The Leased Premises shall be used and occupied by Tenant solely for the Permitted Use and for no other purpose. Warehousing and on-site delivery to customers is prohibited in the Building or any part thereof. Payment for products or services that are of a retail sales nature are prohibited (provided, however, that payment or partial payment for orders taken at the Leased Premises for future delivery to a buyer will be allowed if it is within the Tenant's normal business practice and is not of a retail sales nature, it being the intention hereof to permit payments or partial payments intended to bind an order for future delivery without in any way qualifying or circumventing the prohibition within the Building against retail sales). Tenant shall not use or allow the Leased Premises to be used in any manner which obstructs or interferes with the rights of other tenants of the Building or injures or annoys such tenants, and Tenant shall not cause, maintain or permit any nuisance in, on or about the Leased Premises or the Building, or permit or suffer to be committed any defacement, injury or waste to, in, on, or about the Leased Premises or the Building.


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     SECTION 2.3. BASE RENTAL. Tenant agrees to pay the Base Rental to Landlord for each month during the Lease Term as herein provided. Base Rental for the first month of the Lease Term shall be due and payable in advance on the Commencement Date, and Base Rental for each and every month thereafter during the Lease Term shall be due and payable in advance on the first day of the month. If the Commencement Date is a day other than the first day of a calendar month or in the event this Lease terminates on other than the last day of a calendar month, then Base Rental for such month or months shall be prorated and the installment or installments so prorated shall be paid in advance. In the event that Tenant fails to make any payment of Base Rental or any other sums due hereunder on or before the date any such payment becomes due and payable, the Tenant shall also be obligated to pay interest on such past due amounts at a rate equal to the lesser of prime rate plus four percent (4%) per annum or the highest rate permitted by law, such interest being in addition to and cumulative of any other rights and remedies which Landlord may have hereunder with regard to the failure of Tenant to make any payment of Base Rental or any other sum due hereunder. As used herein, the phrase "prime rate" means, on any day, the rate of interest per annum then most recently established by NationsBank of Texas, N.A. as its general reference rate of interest, taking into account such factors as such bank may deem appropriate, it being understood that such rate is not necessarily the lowest or best rate actually charged to any customer of such bank or a favored rate.

     SECTION 2.4. TENANT'S PROPORTIONATE SHARE OF TAXES, INSURANCE COSTS AND UTILITY COSTS. In addition to the payment of Base Rental, Tenant shall pay to Landlord Tenant's Proportionate Share of Insurance Costs, Taxes and Common Area Utility Costs in accordance with the following provisions:

          (a) Tenant shall pay to Landlord, either in the form of a lump sum payment due and payable upon demand by Landlord or on a monthly basis contemporaneously with the payment of Base Rental, as Landlord may elect,
     (i) an amount reasonably estimated by Landlord to be Tenant's Proportionate Share of all Common Area Utility Costs for each calendar year or portion thereof during the Lease Term, (ii) an amount reasonably estimated by Landlord to be Tenant's Proportionate Share of all Insurance Costs for each calendar year or portion thereof during the Lease Term and (iii) an amount reasonably estimated by Landlord to be Tenant's Proportionate Share of the amount, if any, by which Taxes for each calendar year or portion thereof during the term of this Lease exceed Taxes for the Base Year. Upon written request from Tenant within ninety (90) days of billing, Landlord shall provide a copy of Landlord's paid previous year's tax bill. Such request shall occur no more than one (1) time per calendar year.

          (b) If at any time Landlord shall have reasonable grounds to believe that actual Insurance Costs, Taxes or Common Area Utility Costs incurred will vary from such estimates, then Landlord reserves the right to revise such estimates accordingly. Upon any such revision, Landlord may, at Landlord's election, either (i) require Tenant to make a lump sum payment to Landlord reflecting such revised estimate or (ii) require that the monthly payments due and payable to Landlord by Tenant under this Section be revised to an amount which will amortize such revised estimate over the remainder of the calendar year in which any such revision is made by Landlord. Upon written request from Tenant within ninety (90) days of billing, Landlord shall provide a copy of Landlord's previous year's utility and insurance bills. Such request shall occur no more than one (1) time per calendar year.


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          (c) Within sixty (60) days after the end of any calendar year during which such payments were made by Tenant, a lump sum payment (or credit against the next succeeding installments of Base Rental, if any, in case of amounts owed by Landlord to Tenant) shall be made from Tenant to Landlord or from Landlord to Tenant, as the case may be, so that Tenant shall have paid to Landlord only Tenant's Proportionate Share of (i) Utility Costs for the previous calendar year, (ii), Insurance Costs for the previous calendar year, and (iii) the amount, if any, by which Taxes for the previous calendar year exceed Taxes for the Base Year and no more, which obligation to make such reconciliation payment shall survive the termination of the Lease. Tenant shall have the right to audit copies of paid invoices for Common Area Utility Costs, Taxes, and Insurance for the then previous calendar year within the Lease Term; but Tenant shall not have the right to audit Landlord's records for any previous calendar year within the Lease Term or for any year prior to the Commencement Date of this Lease. If Tenant's audit reveals Landlord's statement for such expenses have been overstated by more than five percent (5%), then Tenant shall submit a copy of its audit to Landlord. If Landlord disagrees with the results of Tenant's audit, Landlord shall submit such audit, and Landlord's records relative to such expenses, to Landlord's independent auditors for their review. If Landlord or Landlord's auditors agree that such expenses have been overstated by more than five percent (5%), then Landlord shall pay all reasonable costs and expenses of such audit, and, in any event, shall, within thirty (30) days after the completion of Landlord's review of such audit, reimburse Tenant for any and all overages. If the audit conducted by Landlord or Tenant reveals that Landlord's statement for such expenses was correct, then Tenant shall pay all reasonable costs and expenses incurred by Landlord relative to such audit. Further, if either audit reveals that Landlord undercharged Tenant relative to these expenses, then Tenant shall, within thirty (30) days after the completion of such audit, reimburse Landlord for any undercharges. Tenant shall not have the right to audit Landlord's records relative to such expenses more than once in any calendar year.

          (d) If the Commencement Date is a day other than the first day of a calendar month or if this Lease terminates on other than the last day of a calendar month, then the amounts due and owing by Tenant to Landlord under this Section shall be prorated accordingly.

          (e) The Common Area Utility Costs charged to Tenant under Section 2.4 shall be at the rates charged to Landlord by the applicable third-party utility providers.

     SECTION 2.5. SEPARATELY METERED UTILITIES AND UTILITY USAGE. Tenant shall pay upon demand or receipt of an invoice all amounts due and owing with respect to utilities furnished to the Leased Premises which may, from time to time, be separately measured and charged to the Tenant by Landlord or any public utility as may furnish such utilities to the Leased Premises. Tenant will, at Tenant's sole cost and expense, cause the installation of all facilities necessary to separately meter electrical usage within the Leased Premises and/or cause the installation of such riser or risers, wiring, transformer, or electrical panels as are required to meet Tenant's excess electrical requirements, and Tenant shall pay to Landlord or, at the election of Landlord, to the applicable public utility, promptly upon receiving any invoice, all charges for electrical usage within the Leased Premises; which payment, if any, shall be in addition to sums required to be paid by Tenant pursuant to Section 2.4 above. Notwithstanding the foregoing, Landlord may refuse to install, and may withhold consent for Tenant's installation of, any riser, wiring, transformer, or electrical panel if, in Landlord's sole judgment, the same are not necessary or would cause permanent damage or injury to the Building or the Leased Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs, or expense or interfere with or disturb other tenants or occupants of the Building. In no event


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shall Landlord incur any liability or obligation with respect to Landlord's refusal to install, or withholding consent for Tenant's installation of, any such additional electrical facilities or equipment. In the event that any electrical service required or used in the Leased Premises shall exceed nine (9) watts per square foot of Usable Square Feet within the Leased Premises, then Tenant will, upon request by Landlord, either (a) reduce its usage to nine (9) watts per square foot of Usable Square Feet within the Leased Premises or (b) subject to Landlord's prior approval, cause the installation of such riser or risers, wiring, transformer, or electrical panels as are required to meet Tenant's excess electrical requirements, all at Tenant's sole cost and expense.

     SECTION 2.6. ADDITIONAL RENT; PAYMENTS. All sums of money due and payable by Tenant to Landlord under the term of this Lease in addition to the Base Rental shall constitute additional rent hereunder. Landlord shall have the same remedies for default in the payment of additional rent as are available to Landlord in the case of a default in the payment of Base Rental. All rent shall be payable at Landlord's address as provided herein (or at such other address as may be designated by Landlord from time to time). Tenant agrees to pay all rent under this Lease at the times and in the manner herein provided, without demand, counterclaim or set-off.

                                    ARTICLE 3

     SECTION 3.1. UTILITIES. Landlord shall use reasonable efforts to cause public utilities to furnish electricity to the Leased Premises and water to the Building to the extent and in such manner as is reasonably deemed by Landlord to be standard for the Building.

     SECTION 3.2. SERVICES TO BE FURNISHED BY LANDLORD TO TENANT. Landlord shall furnish or cause to be furnished during the Lease Term:

          (a) Central heating and air conditioning to the Leased Premises and enclosed public areas of the Building in season;

          (b) Non-exclusive passenger escalator and elevator service and non-exclusive freight elevator service;

          (c) Electric lighting service for all public areas of the Building;

          (d) Janitorial service for the corridors and other public areas of the Building; and


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          (e) Public toilets and restrooms and public drinking fountains;

These services (other than janitorial service) shall be provided to the Leased Premises during any eleven (11) hour period, designated by Tenant from time to time, that falls between 6:00 a.m. and 10:00 p.m. Monday through Friday. Except as otherwise specifically provided for in this Section 3.2, all other such services shall be provided during normal business hours reasonably established by Landlord, at such locations, in such manner and to the extent deemed reasonable by Landlord, to be adequate for the use and occupancy of the Building, with due regard for the prudent control of energy.

     SECTION 3.3. LANDLORD'S FAILURE TO PROVIDE UTILITIES OR SERVICES. Failure by Landlord to any extent to furnish or cause to be furnished the utilities or services described in Section 3.1 and 3.2, or any cessation or interruption thereof, resulting from any cause, including without limitation, mechanical breakdown, overhaul or repair of equipment, strikes, riots, acts of God, shortages of labor or material, compliance by Landlord with any voluntary or similar governmental or business guidelines, governmental laws, regulations or restrictions, or any other similar causes shall not render the Landlord liable in any respect for damages to either person or property, for any economic loss or other consequential damages incurred by Tenant as a result thereof, be construed as an eviction of Tenant, result in an abatement of rent, or relieve Tenant from its obligation to perform or observe any covenant or agreement contained in this Lease. Notwithstanding the foregoing, in the event that the Leased Premises are rendered untenantable due to the failure or interruption of the utilities or services described in Sections 3.1 and 3.2 hereof (for any reason other than Tenant's fault or neglect) for four (4) consecutive days and Tenant does not in fact use the applicable portion of the Leased Premises during such period of such untenantability, Base Rental hereunder shall abate with respect to that portion of the Leased Premises so rendered untenantable from the business day Tenant first ceases to use that portion of the Leased Premises to the earlier to occur of (i) the date Tenant again commences to use that portion of the Leased Premises or (ii) the date on which that portion of the Leased Premises is again rendered tenantable. Further, in the event that such interruption or failure continues for ninety (90) days, Tenant shall have the option, exercisable in Tenant's sole discretion, to cancel this Lease by providing written notice to Landlord of Tenant's exercise of such election within ninety-five (95) days from the date on which Tenant first ceased to use the Leased Premises as a result of such interruption or failure. The failure of Tenant to provide Landlord notice of Tenant's election within the manner and time period specified in the previous sentence shall be deemed to be an irrevocable waiver of such election with respect to the subject interruption or failure.

     SECTION 3.4. PEACEFUL ENJOYMENT. Subject to the other terms of this Lease, Landlord covenants that Tenant shall, and may peacefully have, hold and enjoy the Leased Premises for the Lease Term free of any claims by any party claiming by, through or under Landlord, provided that Tenant pays the rent to be paid by Tenant under this Lease and performs all of Tenant's covenants and agreements herein provided. Landlord shall be entitled to cause Tenant to relocate from the Leased Premises to a Relocation Space within the Building at any time upon reasonable written notice to Tenant (which notice shall not be given in excess of ninety (90) days prior to such relocation nor less than forty-five (45)
days). Landlord or the third-party tenant replacing Tenant in the Leased Premises shall pay all reasonable costs of accomplishing such relocation. As used in this Lease, the phrase "reasonable costs of accomplishing such relocation" shall mean (i) the cost


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of installing tenant improvements in the Relocation Space which are comparable to the tenant improvements in the Leased Premises at the time of such relocation, (ii) Tenant's actual moving costs to relocate from the Leased Premises to the Relocation Space, (iii) the reasonable costs incurred by Tenant in printing and mailing address change announcements, (iv) the reasonable costs incurred by Tenant for reprinting stationery, forms, and business cards to note the change of address, based upon the quantity stored by Tenant in the Leased Premises at the time of Landlord's notice of such relocation, and (v) such other reasonable costs relative to such relocation as may be approved by Landlord. Such a relocation shall not terminate or otherwise affect or modify this Lease except that from and after the date of such relocation, "Leased Premises" shall refer to the Relocation Space into which Tenant has been moved, rather than the original Leased Premises as herein defined.

                                    ARTICLE 4

     SECTION 4.1. OPERATION. If the Leased Premises front on the atrium within the Building, at all other times during all normal business hours of the Building, Tenant shall keep the Leased Premises open for business for the Permitted Use, with adequate staff, during normal business hours. For purposes of this Section 4.1, the term "normal business hours" shall mean 9:00 a.m. to 4:00 p.m. Monday through Friday, excluding holidays and other specially designated days not to exceed ten (10) in any calendar year. If the Leased Premises front on the atrium of the Building, the failure of Tenant to initially occupy the Leased Premises and open the same for business for the Permitted Use by January 31, 1998, with a minimum of one (1) full-time employee, shall, at the option of Landlord, be an event of default hereunder. Landlord recognizes that Tenant has the right to operate in the Leased Premises twenty-four (24) hours a day, seven (7) days a week.

     SECTION 4.2. ALTERATIONS, IMPROVEMENTS AND ADDITIONS.

          (a) Tenant shall furnish, equip and improve the Leased Premises with partitions, lighting fixtures, wall and floor coverings, paintings and other interior decoration suitable for a trade mart and of a quality and design consistent with the standards generally observed by Landlord. Prior to the commencement of any such work, Tenant shall submit to Landlord for its written approval, detailed plans and specifications providing for the initial furnishing, equipping and improving of the Leased Premises. Two (2) complete sets of final working drawings and specifications of materials relating to all improvements ("Improvements") that Tenant desires to be installed in the Leased Premises shall be submitted to Landlord no later than thirty (30) days after execution of the Lease by both parties. Such drawings and the specifications of materials shall be subject to approval by Landlord. Landlord's approval will not be unreasonably withheld. Landlord shall respond within ten (10) business days, with specific reasons for any disapproval. Any delay occasioned as a result of Landlord's reasonable disapproval of Tenant's plans and specifications shall not


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     delay the Commencement Date under this Lease. Upon the approval of the plans and specifications by Landlord, Tenant shall commence to equip, furnish, and improve the Leased Premises, and shall diligently and continuously prosecute such work to substantial completion on or before January 31, 1998. The failure of Tenant to diligently attempt to substantially complete such work on or before the date specified in the preceding sentence shall, at the option of Landlord, be an event of default hereunder. Any further alterations, improvements, or additions to the Leased Premises (including constructing partitions, installing light fixtures or painting or changing the color of any painted surface or the color type of any wall, floor, or ceiling covering which would be visible from the exterior of the Leased Premises, or any change which would affect, in any way, the exterior of the Building or the mechanical, electrical, or plumbing systems within the Building or the structural portions of the Building) shall likewise require Landlord's prior written approval, which approval may be granted, withheld, or conditioned as Landlord, in the exercise of Landlord's sole discretion may determine.

          (b) Any and all furnishing, equipping and improving of or other alteration or addition to the Leased Premises shall be:

               (i) made at Tenant's sole cost, risk and expense;

               (ii) performed in a prompt, good and workmanlike manner with labor and materials of such quality as Landlord may reasonably require;

               (iii) constructed in accordance with all plans and specifications approved in writing by Landlord prior to the commencement of any such work, provided, however, that Landlord shall have no responsibility with respect to, nor any liability as a result of, defects or deficiencies therein;

               (iv) prosecuted diligently and continuously to completion and in such manner so as to minimize interference with the normal business operations of other tenants in the Building, the performance of Landlord's obligations under this Lease or any mortgage or ground lease covering or affecting all or any part of the Building or the Property (if Landlord has provided a copy of same to Tenant), and any work being done by contractors engaged by Landlord with respect to or in connection with the Building; and

               (v) performed by contractors approved in writing by Landlord, and if requested by Landlord any such contractor and all work to be performed by such contractor shall be fully bonded with companies and in amounts acceptable to Landlord in its sole discretion.

          (c) Any and all alterations, improvements and additions to the Leased Premises (except for Trade Fixtures as specified in Section 4.4 hereof) shall constitute a part of the Leased Premises, and shall be owned by and become the property of Landlord effective as of the termination of this Lease. Tenant shall have no (and hereby waives all) rights to payment or compensation for any such alteration, improvement or addition to the Leased Premises. Notwithstanding the foregoing, Tenant shall have the right to remove selected items of leasehold improvements only after having obtained Landlord's written consent prior to installation.


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     SECTION 4.3. MAINTENANCE AND REPAIRS. Tenant shall maintain the Leased
Premises, all plate glass and all Trade Fixtures and other improvements situated therein in first class, clean, and safe condition. Tenant shall repair or replace any damage to the Building, or any part thereof, caused by Tenant or Tenant's agents, employees, customers or invitees which is not paid by the insurance to be maintained by Landlord. All such repair or replacement shall be performed in accordance with the conditions set forth in Section 4.2.(b) (i),
(ii), (iii), (iv) and (v).

     SECTION 4.4. TRADE FIXTURES. Landlord and Tenant agree that all Trade Fixtures installed in the Leased Premises shall be and remain the property of Tenant, and so long as Tenant is not in default hereunder, may be removed by Tenant prior to or upon the expiration of the Lease Term. Tenant shall repair any damage caused by such removal and restore the Leased Premises to such condition as existed prior to the installation of such Trade Fixtures. Any such repair and restoration shall be performed in accordance with the conditions set forth in Section 4.2(b) (i), (ii), (iii), (iv) or (v). Any Trade Fixtures which are not removed from the Leased Premises upon cessation of occupancy by Tenant shall become the property of Landlord. Tenant shall have no (and hereby waives all) rights to payment or compensation for any such item.

     SECTION 4.5. LAWS AND REGULATIONS; BUILDING RULES; INFOMART POLICY
STATEMENT.

          (a) Tenant shall comply with all laws, ordinances, rules and regulations of any governmental authority relating to the use, condition or occupancy of the Leased Premises or the Building, including the furnishing, equipping and improving thereof. Nothing contained in this Section 4.5 (a) shall be construed as requiring Tenant to make structural alterations to any portion of the Leased Premises or the Building unless the need for such structural alterations are caused by Tenant.

          (b) Tenant shall, and shall cause its employees, agents, customers and invitees to comply with the Building Rules adopted and altered by Landlord from time to time provided, however, alterations, revision or additions to the Building Rules shall not unreasonably interfere with Tenant's conduct of its Permitted Use and shall not impose unreasonable additional costs on Tenant. All changes in such rules will be sent by Landlord to Tenant in writing.


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          (c) Landlord has prepared a policy statement with respect to the operation of the Building attached hereto as Exhibit "D" which may from time to time be amended, revised or supplemental at Landlord's sole discretion (the "INFOMART Policy Statement"). Tenant shall be responsible for conducting its operations within the Leased Premises and the Building in compliance with the INFOMART Policy Statement. The failure of the Landlord to successfully enforce any provisions of the INFOMART Policy Statement against Tenant, or against any other tenant or occupant of the Building, shall not be deemed to be a waiver of the requirements of the INFOMART Policy Statement. Landlord shall not be responsible to Tenant for nonperformance by any other tenant or occupant of the Building of any of the requirements of the Building Rules or the INFOMART Policy Statement; and Tenant shall be liable for all injuries or damages sustained by Landlord or Landlord's agents or by other tenants, occupants, or invitees of the Building arising by reason of any breach of the requirements of the Building Rules or the INFOMART Policy Statement by Tenant or Tenant's agents, employees or invitees. Provided, however, alterations, revision or additions to the INFOMART Policy Statement shall not unreasonably interfere with Tenant's conduct of its Permitted Use and shall not impose unreasonable additional costs on Tenant.

     SECTION 4.6. LANDLORD'S ACCESS. Landlord and its representatives, agents, officers and contractors shall have the right to enter upon the Leased Premises at any reasonable time for any reasonable purpose, at any time for any emergency, and if a default by Tenant exists hereunder, at any time to show the Leased Premises to prospective tenants. Landlord agrees that to the extent possible it will not unreasonably interfere with the conduct of Tenant's business in the exercise of its rights hereunder.

     SECTION 4.7. ASSIGNMENT AND SUBLETTING BY TENANT.

          (a) GENERAL PROHIBITION. Except as specifically provided in this
     Section 4.7, Tenant shall not, by operation of law or otherwise, (i) assign, pledge, hypothecate, mortgage, encumber, or otherwise transfer this Lease, the Leased Premises, or any interest therein, (ii) grant any concession or license within the Leased Premises, (iii) grant any concession or license within the Leased Premises, (iv) sublet all or any part of the Leased Premises or any right or privilege appurtenant to the Leased Premises, or (v) permit any other party to occupy or use all or any part of the Leased Premises. Subject to the foregoing, the rights and obligations of the parties to this Lease shall inure to the benefit of and be binding upon their respective successors, assigns, and legal representatives.


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          (b) ASSIGNMENT TO SUCCESSOR OR RELATED PARTY. Notwithstanding the
     general prohibition contained in Subsection (a) of this Section 4.7, Tenant may assign its interest in this Lease to a qualified "Affiliate" or "Successor Entity" (as those terms are defined below), provided that (i) any such assignee assumes, in full, the obligations of Tenant under this Lease, (ii) any such assignee's business operations are consistent with the Permitted Use and are comparable and compatible with the business operations of other tenants of the Building, (iii) the occupancy of the Leased Premises by the assignee would not increase fire hazards, require substantial alteration to the Leased Premises which would affect the structural portion of or the mechanical, electrical, or plumbing systems in the Building or which would be at any cost or expense to Landlord, reduce the rental value of space within the Building, or adversely affect the reputation or image of the Building, and, (iv) such Affiliate is "Creditworthy" (as defined below). In the event of an assignment to a qualified Affiliate, Tenant shall remain liable for all of its obligations under this Lease. In the event of an assignment to a qualified Successor Entity, Tenant shall have no further obligations under this Lease. As used herein, the term "Affiliate" shall mean both (i) an affiliate as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission ("SEC") and (ii) any related party under Item 404 of SEC Regulation S-K. As used herein, the term "Successor Entity" shall mean a corporation or other business entity into which or with which Tenant shall be merged or consolidated or to which all or substantially all of the assets of Tenant shall be transferred.

          (c) SUBLEASE TO AFFILIATE. Notwithstanding the general prohibition contained in Subsection (a) of this Section 4.7, Tenant may sublet all or a portion of the Leased Premises to a qualified Affiliate, provided that (i) any such subtenant agrees in writing to be bound by the terms and provisions of this Lease, (ii) such subtenant's business operations are consistent with the Permitted Use and are comparable to and compatible with the business operations of other tenants of the Building, (iii) the occupancy of the applicable portion of the Leased Premises by the subtenant would not increase fire hazards, require substantial alterations to the Leased Premises, or applicable portion thereof, which would affect the structural portion of or the mechanical, electrical, or plumbing systems of the Building, or which would be at any cost or expense to Landlord, reduce the rental value of space within the Building, or adversely affect the reputation or image of the Building, and (iv) such subtenant is "Creditworthy". No such sublease shall operate to release Tenant from its obligations under this Lease.


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          (d) ASSIGNMENT OR SUBLETTING TO UNRELATED THIRD-PARTY. Notwithstanding
     the prohibition contained in Subsection (a) of this Section 4.7, Landlord shall not withhold its consent without reasonable cause in connection with the assignment of this Lease or the subletting of any portion of the Leased Premises by Tenant to a qualified unrelated third-party if (i) rental is to be at not less than the Prevailing Market Rate for comparable space within the Building, (ii) Landlord receives evidence satisfactory to Landlord that such proposed third-party is "Creditworthy", (iii) Landlord receives evidence satisfactory to Landlord that the proposed assignee or subtenant will promptly occupy and thereafter use the Leased Premises, or applicable portion thereof, in accordance with the Permitted Use for the remainder of the Lease Term, or for the entire term of any sublease, if such expires prior to the expiration of the Lease Term, (iii) the business of the proposed assignee or subtenant is comparable to and consistent with the business conducted by other tenants of the Building, and (iv) the occupancy of the Leased Premises, or a portion thereof by the proposed third-party would not increase fire hazards, require substantial alterations by Tenant to the Leased Premises or applicable portion thereof, which would affect the structural portions of or the mechanical, electrical, or plumbing systems in the Building, or which would be at any cost or expense to Landlord, reduce the rental value of the Building, or adversely affect the reputation and image of the Building. There are no circumstances in which Tenant shall have the right, without first obtaining Landlord's prior written consent, to advertise or engage in any other promotional activities regarding an assignment of this Lease or a subletting of all or any portion of the Leased Premises. Neither the consent by the Landlord to any such assignment or sublease nor the collection by Landlord of rents from any such assignee or sublessee shall be construed as a release by Landlord of Tenant from Tenant's obligations hereunder. Notwithstanding the foregoing provisions of this Section 4.7(d), Tenant shall not make any attempt to assign or sublet to any then current tenant of the Building or to any then current prospective tenant of the Building. In order to effectuate the intent of this prohibition, Tenant shall, prior to commencing its efforts relative to any assignment or subletting to a third-party, notify Landlord of its intent in writing to do so. Within five (5) business days of Landlord's receipt of such notice from Tenant, Landlord shall provide
     Tenant with a list of the then current tenants of the Building and of the then current prospects (which shall be those persons and entities with whom Landlord has had written contact relative to the leasing of space within the Building within the immediately prior six [6] month period). Tenant's breach of this prohibition shall constitute reasonable cause for Landlord to deny approval of a proposed assignment or sublease with any such existing tenant or prospective tenant.


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          (e) REPUTATION OR IMAGE OF THE BUILDING. With respect to the reputation or image of the Building, Landlord may reasonably withhold its consent, among other reasons, to an assignment or sublease to a party which is majority owned or controlled by a foreign corporation, primarily involved in lobbying activities, involved, in whole or in part, in a sexually oriented business, or reputed to be involved in illegal or illicit activities.

          (f) CREDITWORTHY. As used in this Section 4.7, the term "Creditworthy" shall mean that such proposed subtenant or assignee has a then current net worth of not less than Fifty Million and No/100 Dollars ($50,000,000.00).

          (g) COLLATERAL ASSIGNMENT. Notwithstanding the general prohibition contained at Section 4.7 of this Lease, Tenant may mortgage, pledge, encumber, or make a collateral assignment of this Lease, without the necessity of first obtaining Landlord's prior written consent provided that
     (i) Tenant's transferee shall not, upon the exercise of any of its rights relative to the Lease or the Leased Premises, have the right to exercise any expansion option, right of first refusal, renewal option, cancellation option, or right to use any meeting rooms in the Building, (ii) Landlord shall have no obligation to provide any notice of any kind whatsoever to Tenant's transferee (including, without limitation, any notice of default or notice relative to the exercise of Landlord's rights as the result of Tenant's default), (iii) Landlord shall have no obligation to grant any curative rights to Tenant's transferee, (iv) in the event that Landlord exercises its rights to terminate this Lease or to terminate Tenant's possession of the Leased Premises as a result of a default by Tenant, Tenant's transferee shall have no further rights with respect to the Lease or the Leased Premises. Upon Tenant's request (but not more than twice in any twelve [12] month period), Landlord will provide Tenant's transferee with a statement as to whether a payment default then exists under the Lease. While Landlord shall have no obligation to provide notice of default or any curative rights to Tenant's transferee, Landlord will accept a cure of such default by Landlord's transferee, but only if such cure is effected within the applicable curative period, if any, as provided in this Lease.

          (h) GENERAL SUBLEASE TERMS. Except as specifically provided in this Subsection (h), all cash or other proceeds of any assignment, sale or sublease of Tenant's interest in this Lease and/or the Leased Premises, whether consented to by Landlord or not, shall be paid to Landlord notwithstanding the fact that such proceeds exceed the rents called for hereunder, unless Landlord agrees to the contrary in writing, and Tenant hereby assigns all rights it might have or ever acquire in any such proceeds to Landlord. This covenant and assignment shall benefit Landlord and its successors in ownership of the Building and shall bind Tenant, Tenant's heirs, executors, administrators, personal representatives, successors and assigns. Any assignee, sublessee, or purchaser of Tenant's interest in this Lease (all such assignees, sublessees or purchasers being hereinafter referred to as "Successors"), by occupying the Leased Premises and/or assuming Tenant's obligations hereunder, shall be deemed to have assumed liability to Landlord for all amounts paid to persons other than Landlord by such Successor in consideration of any such sale, assignment or subletting, in violation of the provision hereof. The acceptance by Landlord of any rent from any sublessee or assignee of Tenant shall not constitute Landlord's consent to such assignment or sublease. Notwithstanding the foregoing, Tenant will be allowed to recover the actual out-of-pocket costs incurred by Tenant in connection with such assignment or subletting, but such recovery shall be on a prorated basis over the entire period of such sublease for the remainder of the Lease Term with respect to an assignment, but such right to recover its expenses shall be in effect only so long as that assignee or subtenant is actually paying rent.

     SECTION 4.8. LIGHT, AIR AND VIEW. Neither the diminution nor the shutting off of any natural light, air, or view nor any other effect on the Leased Premises by any structure or condition now or hereafter existing on property adjacent to the Building shall affect this Lease, abate rent, or otherwise impose any liability on Landlord.


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     SECTION 4.9. TAXES. Tenant shall pay all ad valorem and similar taxes or assessments levied upon or applicable to any of Tenant's Trade Fixtures or any other improvements, equipment, fixtures, furniture or other property situated in the Leased Premises and all license and other fees or charge imposed on the business conducted by Tenant on the Leased Premises. Upon request by Landlord, Tenant will furnish Landlord annually with official tax receipts and other official receipts showing payment of such taxes, assessments, fees and charges. If Landlord shall be required to pay a higher ad valorem tax as a result of Tenant's leasehold improvements, then Tenant shall pay to Landlord, upon demand, the amount of such increase in ad valorem taxes.

     SECTION 4.10. LIENS. Tenant shall not place or permit to be placed any lien, affidavit, charge or order upon INFOMART, the Building or the Leased Premises or any part thereof or any interest therein. In the event that any such lien, affidavit, charge or order attaches, regardless of the validity or enforceability thereof, Tenant shall immediately cause the same to be discharged of record. In the event any such lien is attached to the INFOMART, the Leased Premises or the Building, then in addition to any other right or remedy of Landlord, Landlord may but shall not be obligated to discharge the same. Any amount paid by Landlord for any of the aforesaid purposes shall be paid by the Tenant to Landlord on demand as additional rent.

     SECTION 4.11. SUBORDINATION TO MORTGAGES AND LEASES. There are presently no ground or underlying leases or liens of any mortgages affecting the Building, the Leased Premises, or the Property. Provided that Landlord obtains the non-disturbance agreement from a future lender as described below, then this Lease shall be subject and subordinate at all times to (a) all ground or underlying leases now existing or which may hereinafter be executed affecting the Building, the Leased Premises and/or the Property (b) the lien or liens of all mortgages and deeds of trust in any amount or amounts whatsoever now or hereafter placed on the Building, the Leased Premises and/or the Property or Landlord's interest or estate therein or on or against such ground or underlying leases and (c) all renewals, modifications, consolidations, replacements and extensions thereof. The subordinations set forth herein shall be self-operative and effective without the necessity of execution of any further instruments by any party; provided, however, Tenant shall execute and deliver upon demand by Landlord any instruments, releases or other documents requested by any lessor or mortgagee and reasonably acceptable to Tenant for the purpose of confirming the provisions hereof or further subjecting and subordinating this Lease to any such ground lease, mortgage or deed of trust. In the event of the enforcement by the trustee or the beneficiary under any such mortgage or deed of trust, of the remedies provided for by law or by such mortgage or deed of trust, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement, Tenant will automatically become the Tenant of such successor in interest without change in the terms or provisions of this Lease; provided, however, that such successor in interest shall not be bound by (i) any payment of rent or additional rent for more than one month in advance except prepayments actually delivered to such successor in the nature of security for the performance by Tenant of its obligations under this Lease, (ii) any payment of the


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security deposit or any other deposit unless such security deposit or other deposit has actually been delivered to such successor or (iii) any amendment or modification of this Lease made without the written consent of such trustee or such beneficiary or such successor in interest, and Tenant shall execute and deliver an instrument or instruments confirming the attornment and other agreements provided for herein. Further, notwithstanding anything contained in this Lease to the contrary, in the event of any default by Landlord in the performance of its covenants or obligations hereunder which would give Tenant the right to terminate this Lease, Tenant shall not exercise such right unless and until (i) Tenant gives written notice of such default (which notice shall specify the exact nature of said default and the steps necessary to cure same) to the holder of any mortgage or deed of trust encumbering the Building, the Leased Premises and/or the Property who has theretofore notified Tenant in writing of its interest and the address to which notices are to be sent, and
(ii) such holder, upon becoming entitled to do so, through foreclosure of its lien, or accepting a deed in lieu of foreclosure, or otherwise, fails to cure or cause to be cured such default within thirty (30) days from the later of the receipt of such notice from Tenant or its becoming entitled to do so, or, if such default relates to a condition which cannot reasonably be cured within such period, such holder commences to cure within such period and thereafter diligently prosecutes the completion of such cure. Landlord shall, in the event that a mortgage or deed of trust lien is placed upon the Property and/or the Building, utilize reasonable efforts to obtain a non-disturbance agreement from the holder thereof with respect to Tenant's leasehold interests under the Lease, which non-disturbance agreement shall be deemed to be sufficient if it contains substantially the content of the form of Subordination, Non-Disturbance and Attornment Agreement attached hereto as Exhibit "I" and incorporated herein by reference for all purposes.

     SECTION 4.12. CERTIFICATES. At any time and from time to time during the Lease Term, within fifteen (15) days after written request by Landlord, Tenant will execute, acknowledge and deliver to Landlord and any other persons specified by Landlord a certificate certifying to the extent true (i) that this Lease is in full force and effect, (ii) the date and nature of each modification to this Lease , (iii) the date to which rental and other sums payable to this Lease have been paid, (iv) that Tenant is not aware of any default under this Lease which has not been cured, except such defaults as may be specified in said certificate, and (v) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by Landlord and by any other person to whom it is delivered for such purpose.

     SECTION 4.13. LIMITATION ON WEIGHT. Tenant shall not permit upon the floor of the Leased Premises any weight exceeding seventy-five (75) pounds per square foot of floor area.

                                    ARTICLE 5

     SECTION 5.1. CONDEMNATION. If all of the Building, or the whole or substantially the whole of the Property (including surface and covered parking associated with the Building) or the Leased Premises should be taken for any public or quasi-public use, by right of eminent domain or otherwise or should be sold in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Building, or the Leased Premises, or the Property is taken by the condemning authority. If less than the whole of the Building or less than the whole or


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substantially the whole of the Property (including surface and covered parking associated therewith) or the Leased Premises is thus taken or sold, Landlord (whether or not the Leased Premises are affected thereby) may terminate this Lease by giving written notice thereof to Tenant; in which event this Lease shall terminate as of the date when physical possession of such portion of the Building, Property, or Leased Premises is taken by the condemning authority. If
(i) in excess of ten percent (10%) of the Leased premises are thus taken or sold, (ii) such taking results a lack of adequate access to the Leased Premises (including a termination of elevator services to the Leased Premises), or (iii) such taking relates to the parking areas of the Property and results in such parking areas not containing sufficient parking spaces to comply with applicable building codes, the Tenant may, by written notice to Landlord, terminate this Lease, in which event this Lease will terminate as of the date when physical possession of such portion of the Building, the Property, or the Leased Premises is taken by the condemning authority. The failure of Tenant to exercise such termination option within thirty (30) days after Tenant has notice of such taking shall be deemed to be an irrevocable waiver of such termination right. If this Lease is not so terminated upon any such taking or sale, the Base Rental payable hereunder shall be diminished by a prorata amount representing that portion of the Base Rental allocable to the portion, if any, of the Leased Premises subject to such taking, and Landlord shall, to the extent Landlord deems feasible, restore the Building shell to substantially their former condition, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Building, nor shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation for such taking. All amounts awarded upon a taking of any part or all of the Property, the Building or the Leased Premises shall belong to Landlord, but Tenant may claim any compensation from the applicable governmental authority for damages suffered by Tenant as a result of such taking to which Tenant is entitled relative to Tenant's leasehold improvements in the Leased Premises only if and to the extent that Tenant's claim does not adversely affect the amount or period of recovery with respect to Landlord's award.

     SECTION 5.2. CASUALTY DAMAGE. If the Leased Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In the event that any portion of the Building is damaged by fire or other casualty and if (a) Landlord, in Landlord's sole judgment, elects not to repair or rebuild such damaged areas, (b) any mortgagee of Landlord should require that the insurance proceeds payable as a result of that casualty be applied to the payment of the mortgaged debt, (c) the occurrence of any material uninsured loss to the Building, or (d) less than one
(1) year remains in the Lease Term at the time of that casualty, then Landlord, at Landlord's sole option, shall have the right to terminate this Lease (regardless of whether the Leased Premises are affected by such casualty) by notifying Tenant in writing of such termination within ninety (90) days after the date of that casualty. In such event, all rent owed up to the time of termination by Landlord, as defined above, shall be paid by Tenant to Landlord; and


                                       18
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

this Lease shall cease and come to an end effective as of the date of such termination. If Landlord does not elect to terminate this Lease as the result of such casualty, then Landlord shall provide written notice of Landlord's election to restore the Building within ninety (90) days from the date of that casualty and, in that notice, advise Tenant of Landlord's estimate of the time which will be required for Landlord to complete such restoration. In the event that (a) the Leased Premises are rendered untenantable by fire or other casualty which is not caused by the fault or neglect of Tenant or any Affiliate of Tenant, (b) such damage is such that Landlord cannot reasonably be expected to substantially complete the repairs within the Leased Premises which are within "Landlord's Restoration Obligations" (as defined below) within two hundred forty (240) days after the date of that casualty or less than one (1) year remains in the Lease Term at the time of that casualty, and (c) Landlord has not terminated this Lease, then Tenant shall have the right to terminate this Lease by delivering written notice to Landlord within thirty (30) days after receipt of written notice of Landlord's estimate of the time to complete "Landlord's Restoration Obligations" relative to the Leased Premises. If Tenant does not provide Landlord with notice of Tenant's termination election in the manner and within the time period specified in the preceding sentence, then Tenant shall be deemed to have irrevocably waived its right to terminate this Lease as the result of such casualty; and Landlord, in reliance upon Tenant's waiver of its termination right, shall proceed to make the repairs which are within "Landlord's Restoration Obligations". During any period of reconstruction or repair of the Leased Premises, Tenant shall continue the operation of Tenant's business within the Leased Premises to the extent reasonably practicable. During the period from the occurrence of the casualty which was not caused, in whole or in part, by Tenant or any Affiliate, assignee or subtenant of Tenant, until the completion of Tenant's work which is necessary to render the Leased Premises tenantable, Base Rental shall be reduced to the extent that the Leased Premises are unfit for the conduct of Tenant's Permitted Use of the Leased Premises. If, however, the Leased Premises or any portion of the Building is damaged by fire or other casualty resulting from default or negligence of Tenant or any Affiliate, assignee or subtenant of Tenant, the Base Rental shall not be reduced during the repair of such damage. If neither Landlord nor Tenant elects, or has the right to elect, to terminate this Lease as the result of such casualty, then Landlord shall commence and proceed with reasonable diligence to restore the Leased Premises to the extent of "Landlord's Restoration Obligations". When the repairs described in the preceding sentence have been completed by Landlord, Tenant shall then complete the restoration of all leasehold improvements within the Leased Premises which are necessary to permit Tenant to reoccupy the Leased Premises for the Permitted Use within one hundred and eighty (180) days after the completion of "Landlord's Restoration Obligations" and the delivery of the Leased Premises by Landlord to Tenant. Tenant's restoration work shall be conducted in accordance with the provision of Section 4.2 above. In no event shall Landlord have the obligation to expend for the restoration or repair of the Building an amount in excess of the insurance proceeds actually received by Landlord as the result of such casualty; and except for those repairs which are within "Landlord's Restoration Obligations", all costs and expenses of restoring the Leased Premises shall be borne by Tenant. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from any casualty or the repair or restoration work made necessary by the occurrence of any casualty. As used in this Section 5.2, the work "untenantable" shall mean that Tenant is unable to conduct business in the Leased Premises in the manner reasonably comparable to that conducted immediately before the applicable occurrence (including, for such purpose, any material limitation on Tenant's access to the Leased Premises). As used in this
Section 5.2, the term "Landlord's Restoration Obligations" shall mean that the Building shell and public areas of the Building shall be restored to a condition comparable to their condition immediately prior to such casualty and the restoration of Tenant's Leased Premises to the same condition as Suite 6055 within the Building existed on the Commencement Date.

     SECTION 5.3. INSURANCE.

          (a) Landlord shall not be obligated to insure any of Tenant's goods, Trade Fixtures, furniture or any other property placed in or incorporated in the Leased Premises or the Building.

          (b) Tenant shall, at its sole cost and expense, procure and maintain during the Lease Term, comprehensive general liability insurance, (such insurance to afford minimum protection of not less than $5,000,000.00 combined single limit coverage of bodily injury, property damage or combination thereof) comprehensive general liability insurance, property insurance with respect to Tenant's personal property, inventory and leasehold improvements written on an all "All Risk" basis for full replacement cost, worker's compensation and employer's liability insurance, comprehensive catastrophe liability insurance and such other insurance as Landlord may, from time to time, reasonably require. In addition, Tenant agrees to obtain a fire legal


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

     liability endorsement or other coverage satisfactory to Landlord which removes the "owned, rented or occupied" property exclusion from Tenant's liability policy. All such insurance shall be maintained by companies on forms and in amounts approved by Landlord.

          (c) In the event that Tenant fails to take out or maintain any policy required by this Article to be maintained by Tenant, such failure shall be a defense to any claim asserted by Tenant against Landlord by reason of any loss sustained by Tenant that would have been covered by such policy.

          (d) All policies of insurance required to be maintained by Tenant shall provide that the Landlord shall be given at least thirty (30) days prior written notice of any cancellation or non-renewal of any such policy. A duplicate original of each such policy or a duly executed certificate of insurance with respect to each such policy shall be deposited with Landlord by Tenant on or before the Commencement Date, and a duplicate original of each subsequent policy or a duly executed certificate of insurance with respect to each subsequent policy shall be deposited with Landlord at least fifteen (15) days prior to the expiration of the policy then in force.

          (e) Tenant shall not do or permit anything to be done in the Building or about the Leased Premises nor bring nor keep nor permit anything to be brought to or kept therein, which will in any way increase the existing rate of or affect any fire or other insurance which Landlord carries upon any part of the Building or any of its contents, or cause a cancellation or invalidation of any such insurance. If the annual premiums to be paid by Landlord with respect to any insurance obtained by Landlord covering any part of the Building or any of its contents shall exceed the standard rates because of Tenant's operations, or contents of the Leased Premises or because improvements with respect to the Leased Premises result in extra-hazardous exposure, Landlord shall have the further right, exercisable in Landlord's sole discretion, to terminate this Lease by giving written notice of such election to Tenant.

          (f) Subject to the conditions hereinafter specified in this Subsection
     (f) and only to the extent that and so long as the same is permitted under the laws and regulations governing the writing of insurance within the State of Texas with respect to the respective insurance that is to be carried by either Landlord or Tenant covering losses arising out of the destruction or damage to the Leased Premises or its contents or to other portions of the Building or to Tenant's occupancy and operation of the Leased Premises without invalidating or nullifying any such policy, or providing a defense to the applicable insurance carrier with respect to the coverage of any such policy, all such insurance carried by either Landlord or Tenant shall provide for a waiver of rights of subrogation against Landlord and Tenant on the part of the insurance carrier. Except in the event that such waivers contemplated by this sentence will invalidate, nullify, or provide a defense to coverage under any such insurance policy or are not obtainable for the reasons described in this Subsection (f), Landlord and Tenant each hereby waive any and all rights of recovery, claims, actions or causes of action against the other, its agents, officers, or employees, or any loss or damage that may occur to the Leased Premises or the Building, or any improvements thereto, which loss or damage is covered by valid and collectible insurance policies, to the extent that such loss and damage is recoverable under such insurance policy. The waivers set forth in the immediately preceding sentence shall be in addition, and not substitution for, any other waivers, indemnities, or exclusions of liabilities as set forth in this Lease, including, without limitation, Sections 5.5 and 5.6 of the Lease.


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

     SECTION 5.4. SURRENDER OF LEASED PREMISES. Upon termination of this Lease or Tenant's right to possession of the Leased Premises, Tenant shall peaceably and quietly surrender the Leased Premises to Landlord, broom-clean and in a good state of repair and condition, excepting only ordinary wear and tear and casualty not caused by Tenant or any Affiliate, assignee or subtenant of Tenant. Upon request of Landlord, Tenant shall demolish or remove all or any portion of any Trade Fixtures and other property or the making of any such alteration, improvement, addition or changes to the Leased Premises made by Tenant which Landlord, in Landlord's written consent to the installation thereof, has specified are to be removed, and restore the Leased Premises to such condition as existed prior to the installation of such Trade Fixtures or other property or the making of any such alteration, improvement, addition or change. All such demolition, removal and restoration shall be performed in accordance with the conditions set forth in Section 4.2(b). Upon termination of this Lease, Tenant will also surrender to Landlord all keys to the Leased Premises and inform Landlord of all combinations on locks, safe, and vaults, if any, at the Leased Premises.

     SECTION 5.5. DAMAGES FROM CERTAIN CAUSES. Landlord and Landlord's agents and employees shall not be liable or responsible to Tenant or any person claiming through Tenant for any loss or damage or injury to business or to any property or person in, upon or about the Leased Premises or any other portion of the Building arising at any time from any cause, negligent or otherwise, other than by reason of the gross negligence or willful misconduct of Landlord or of Landlord's employees or agents acting within the scope of their employment or authority.

     SECTION 5.6. HOLD HARMLESS. Landlord shall not be liable to Tenant, or to Tenant's agents, employees, contractors, customers or invitees or to any other person whomsoever for any injury or damage to person or property caused by or arising out of an act, omission or neglect of Tenant, its agents, contractors, subtenants, employees, customers, licensees, concessionaires or invitees or any other person entering the Building under express or implied invitation of Tenant or other tenants of the Building.


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

                                    ARTICLE 6

     SECTION 6.1. DEFAULT BY TENANT. The occurrence of any one or more of the following events shall constitute a default by Tenant under this Lease:

          (a) Failure of the Tenant to pay rent or any other amount due under this Lease as and when due and payable;

          (b) Failure of the Tenant to perform, observe, or comply with or default under any of the terms, covenants, conditions or provisions contained in Section 4.1 of this Lease;

          (c) Failure of the Tenant to perform, observe, or comply with or default under any of the terms, covenants, conditions or provisions contained in this Lease (other than covenants to pay rent, or the covenants set forth in Section 4.1 of this Lease;

          (d) The interest of Tenant under this Lease shall be levied on under execution or other legal process;

          (e) Any petition in bankruptcy or other insolvency proceedings shall be filed by or against Tenant, or any petition shall be filed or other action taken to declare Tenant a bankrupt or to delay, reduce or modify Tenant's debts or obligations or to reorganize or modify Tenant's capital structure or indebtedness or to appoint a trustee, receiver or liquidator of Tenant or of any property of Tenant, or any proceeding or other action shall be commenced or taken by any governmental authority for the dissolution or liquidation of Tenant;

          (f) Tenant shall become insolvent, or Tenant shall make an assignment for the benefit of creditors, or Tenant shall make a transfer in fraud of creditors, or a receiver or trustee shall be appointed for Tenant or any of its properties;

          (g) Tenant shall abandon or vacate the Leased Premises or any substantial portion thereof;


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

          (h) Tenant shall do or permit to be done anything which creates or causes to be filed a lien, security interest or other encumbrance (whether consensual or created by operation of law or otherwise) against all or any part of the Leased Premises, the Building or any property situated therein or Tenant's interest in this Lease; or

          (i) The termination, dissolution or liquidation of Tenant, if Tenant is a corporation, partnership, or other entity, provided, however, that the merger of Tenant into another entity or the termination, dissolution, or liquidation of Tenant in connection with the sale of all or substantially all of the assets of Tenant to an entity which assumes the obligations of Tenant under this Lease and which has a net worth comparable to that of Tenant on the date of the execution of this Lease, will not be a default hereunder.

     SECTION 6.2. LANDLORD'S REMEDIES. In the event that Tenant's default is a payment default described in Section 6.1(a), Landlord shall allow Tenant a curative period of ten (10) days following written notice, and Landlord's obligation to provide notice prior to exercising a remedy hereunder, and Tenant's right to a curative period with respect to such default, will be limited to two (2) notices in any twelve month period. In the event that Tenant's default relates to the event described in Section 6.1(b), the Landlord shall allow Tenant a curative period of fifteen (15) days after written notice prior to exercising any remedy hereunder. In the event that Tenant's default relates to a matter described in Section 6.1(c), then Landlord shall allow Tenant fifteen (15) calendar days within which to cure such default to Landlord's satisfaction after Landlord has given Tenant written notice thereof and, if such condition cannot reasonably be cured with such fifteen (15) day period, the curative period shall be extended up to a maximum of sixty (60) days from the date of Landlord's original notice, provided that (i) Tenant commenced to cure such default within such original fifteen (15) day period and (ii) Tenant has thereafter diligently and continuously prosecuted such cure. In the event that Tenant's default relates to a matter described in Section 6.1(e), then Landlord shall allow Tenant a curative period of sixty (60) days after the date of filing in order to obtain the dismissal of such proceeding. In the event that Tenant's default relates to a matter described in Section 6.1(h), then Landlord shall allow Tenant a curative period of fifteen (15) days in which to cause the removal or discharge of such lien. Upon the occurrence of any default by Tenant under this Lease and after the expiration of any applicable curative period, Landlord may, at its sole option, do any one or more of the following, without any further notice or demand for possession whatsoever, and Tenant hereby waives any and all notice and demand requirements imposed by applicable law:

          (a) Terminate this Lease, whereupon Landlord shall have the remedies set forth in Section 6.3 below;

          (b) Without having terminated this Lease, enter upon and take possession of the Leased Premises, whereupon Landlord shall have the remedies set forth in Section 6.4 below; or

          (c) Upon Tenant's failure to perform, observe or comply with the covenants set forth in Sections 2.2, 4.1, or 4.7 of this Lease, Landlord may, without terminating this Lease and without taking possession of the Leased Premises, collect from Tenant, in addition to any rent payable by Tenant to Landlord under this Lease, as liquidated damages, a sum equal to twice the Base Rental (computed on a daily basis) for each day or any portion thereof that such default by Tenant continues, Landlord and Tenant agreeing that actual damages which might be sustained by Landlord by reason of such failure are uncertain and difficult to ascertain and that said sum would be reasonable and just compensation for such failure.

     SECTION 6.3. TERMINATION OF LEASE. Upon termination of this Lease by Landlord, pursuant to Section 6.2(a), Landlord may forthwith repossess the Leased Premises and be entitled to recover as damages a sum of money equal to the total of (i) the cost of recovering the Leased Premises, (ii) the cost of removing and storing Tenant's or any other occupant's property, (iii) the unpaid rent accrued at the date of termination, and (iv) any other sum of money or damages that may be owed to Landlord as the result of the exercise of Landlord's rights at law or in equity.

     SECTION 6.4. TERMINATION OF POSSESSION. Upon termination of Tenant's right of possession to the Leased Premises pursuant to Section 6.2(b), Landlord may repossess the Leased Premises by forcible entry or detainer suit or otherwise, without further demand or notice of any kind to Tenant and without terminating this Lease, in which event Landlord may (but shall not be obligated to) relet the same for the account of Tenant for such rent and upon such terms as shall


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

be satisfactory to Landlord. In such event, Tenant shall be liable for and shall pay to Landlord all rent payable by Tenant under this Lease as and when due plus an amount equal to (i) the cost of recovering possession, (ii) the cost repairs, changes, alterations and additions to the Leased Premises, (iii) the cost of collection of the rent accruing from such reletting, and (iv) any other costs incurred by Landlord in connection with any such reletting, reduced by any sums received by Landlord through reletting the Leased Premises; provided, however, that in no event shall Tenant be entitled to any excess of any sums obtained by reletting over and above rent provided in this Lease to be paid by Tenant to Landlord. For the purpose of such reletting, Landlord is authorized to make any repairs, changes, alterations or additions in or to the Leased Premises that Landlord may deem necessary or advisable. Landlord may file suit to recover any sums falling due under the terms of this Section from time to time, and no delivery to or recovery by Landlord of any portion due Landlord hereunder shall be any defense in any action to recover any amount not theretofore reduced to judgment in favor of Landlord. No reletting shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention is given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default. Landlord shall use reasonable efforts to relet the Leased Premises on such terms and conditions as Landlord, in Landlord's sole discretion, may determine (including, without limitation, a term different from the Lease Term, rental concessions, and alterations to and improvements of the Leased Premises); but Landlord shall never be obligated to relet the Leased Premises before leasing other rentable areas within the Building, it being the intent of the parties that Tenant shall not be placed in a preferential position by reason of Tenant's own default. Any sums received by Landlord through reletting shall reduce the sums owing by Tenant to Landlord, but Tenant shall not be entitled to any excess of any sums obtained by reletting over and above the Base Rental provided in this Lease under any circumstances. For the purpose of such reletting, Landlord is authorized to make any repairs, changes, alterations, or additions in and to the Leased Premises that Landlord may deem necessary or advisable. No reletting shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention is given to Tenant by Landlord. Notwithstanding any such reletting without termination, Landlord may, at any time thereafter, elect to terminate this Lease for such previous default.

     SECTION 6.5. LANDLORD'S RIGHT TO PERFORM TENANT'S OBLIGATIONS. Should Tenant fail to perform any of its obligations hereunder and such breach is not cured by Tenant after Tenant's receipt of written notice from Landlord and within the time periods specified in Section 6.1(d) above, Landlord may (but shall not be obligated to), enter upon the Leased Premises and perform all or any part of such obligations. Upon demand, Tenant shall reimburse Landlord for the cost to Landlord of performing such obligations plus profit and overhead in an amount equal to fifteen percent (15%) of such cost. No action taken by Landlord under this Section shall relieve Tenant from any of its obligations under this Lease or from any consequences or liabilities arising from the failure to perform such obligations.

     SECTION 6.6. CUMULATIVE REMEDIES. The rights and remedies of Landlord or Tenant under this Article shall be non-exclusive and shall be in addition to and cumulative of all other remedies available to Landlord or Tenant under this Lease or at law or in equity.

     SECTION 6.7. LANDLORD'S LIEN. The statutory lien for rent is expressly waived.


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     SECTION 6.8. HOLDING OVER. In the event Tenant remains in possession of the
Leased Premises after the expiration or termination of this Lease without the execution of a new lease, then Tenant shall be deemed to be occupying the Leased Premises as a tenant from month to month at a rental equal to 150% of the Base Rental for the first ninety (90) days and 200% of the Base Rental thereafter and shall otherwise remain subject to all the conditions, provisions and obligations of this Lease insofar as the same are applicable to a month to month tenancy. No holding over by Tenant after the expiration or termination of this Lease shall be construed to extend the Lease Term or in any other manner be construed as permission by Landlord to hold over.

     SECTION 6.9. SECURITY DEPOSIT. The parties have agreed that no Security Deposit will be required of Tenant at the outset of this Lease. However, if Tenant is thirty (30) days late in paying monthly rentals in any two (2) consecutive months, or if Tenant is thirty (30) days late paying monthly rentals more than two (2) times in a twelve (12) month period, then Landlord reserves the right at such time to demand (in writing) that a Security Deposit in the amount of the monthly rental payments be deposited with Landlord and retained for the remainder of the Lease Term. Upon default by Tenant, Landlord may, from time to time, without prejudice to any other remedy, apply such Security Deposit to the extent necessary to make good any arrears of rental or any other damage, injury, expense or liability caused by Landlord by reason of default by the Tenant. After any such application of Security Deposit, Tenant shall, upon request of Landlord, pay to Landlord the amount so applied so as to restore the Security Deposit to its original amount. Any remaining balance of the Security Deposit shall be returned by Landlord to Tenant within a reasonable period of time after the termination of this Lease. If Landlord transfers its interest in the Leased Premises during the term of this Lease, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit.

                                    ARTICLE 7

     SECTION 7.1. ATTORNEY'S FEES AND OTHER EXPENSES. In the event of the default by either party hereto in the performance or observance of any of the terms, agreements or conditions contained in this Lease, the defaulting party shall be liable for and shall pay the prevailing party all expenses incurred by the prevailing party in enforcing any of the prevailing party's remedies for any such default, including, without limitation, the prevailing party's reasonable attorney's fees.

     SECTION 7.2. AMENDMENTS, BINDING EFFECT. This Lease may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord and addressed to Tenant, nor shall any custom or practice which may evolve between the parties in the administration of the terms hereof be construed to waiver or lessen the right of Landlord or Tenant to insist upon the performance by the other party in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall apply to, inure to the benefit


                                       25
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

of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

     SECTION 7.3. NON-WAIVER. No course of dealing between Landlord and Tenant or any other person, nor any delay on the part of Landlord in exercising any rights under this Lease, nor any failure to enforce any provision of this Lease, nor the acceptance of rental by Landlord shall operate as a waiver of any rights of Landlord, except to the extent, if any, expressly waived in writing by Landlord. The waiver by Landlord of any agreement, condition or provision herein contained shall not be deemed a waiver of any subsequent breach of the same or any other agreement, condition or provision herein contained.

     SECTION 7.4. NOTICES. Any notice or other communications to Landlord or Tenant required or permitted to be given under this Lease must be in writing and shall be effectively given if hand delivered to the addresses for Landlord and Tenant stated above or if sent by United States Mail, certified or registered, return receipt requested, to said addresses. Any notice mailed shall be deemed to have been given three (3) calendar days following the date of deposit of such item in a depository of the United States Postal Service. Notice effected other than by mail shall be deemed to have been given at the time of actual delivery. Either party shall have the right to change its address to which notices shall thereafter be sent by giving the other written notice thereof.

     SECTION 7.5. INTEREST. All amounts of money payable by Tenant to Landlord under this Lease shall bear interest from the date due until paid at the rate of prime plus 4%.

     SECTION 7.6. MERGER OF ESTATES. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof, shall not constitute a merger; and upon such surrender or cancellation of this Lease, Landlord shall have the option, in Landlord's sole discretion, to (i) either terminate all or any existing subleases or subtenancies, or (ii) assume Tenant's interest in any or all subleases or subtenancies.

     SECTION 7.7. OTHER TENANTS OF BUILDING. Neither this Lease nor Tenant's continued occupancy of the Leased Premises is conditioned upon the opening of any store or business in the Building, nor upon the continued operation of any such store or business.

     SECTION 7.8. CONSENT BY LANDLORD. In all circumstances under this Lease where the prior consent or permission of Landlord is required before Tenant is authorized to take any particular type of action, such consent must be in writing and the matter of whether to grant such consent or permission shall be within the sole and exclusive judgment and discretion of Landlord, and it shall not constitute any nature of breach by Landlord under this Lease or any defense to the performance of any covenant, duty or obligation of Tenant under this Lease that Landlord delayed or withheld the granting of such consent or permission.

     SECTION 7.9. LEGAL INTERPRETATION. This lease and the rights and obligations of the parties hereto shall be interpreted construed and enforced in accordance with the laws of the State


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

of Texas and the United States. All obligations of the parties hereto shall be performable in, and all legal actions to enforce or construe this Lease shall be instituted in the courts of Dallas County, Texas. The determination that one or more provisions of this Lease is invalid, void, illegal or unenforceable shall not affect or invalidate the remainder. All obligations of either party requiring any performance after the expiration of the Lease Term shall survive the expiration of the Lease Term and shall be fully enforceable in accordance with those provisions pertaining thereto. Section titles appearing in this Lease are for convenient reference only and shall not be used to interpret or limit the meaning of any provision of this Lease.

     SECTION 7.10. ENTIRE AGREEMENT. Tenant agrees that this Lease supersedes and cancels any and all previous statements, negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease, the Leased Premises or the Building, and that there are no representations, agreements or warranties (express or implied, oral or written) between Landlord and Tenant with respect to the subject matter of this Lease, the Leased Premises or the Building other than contained in this Lease.

     SECTION 7.11. ASSIGNMENT BY LANDLORD. Landlord shall have the right at any time to transfer and assign in whole or in part, by operation of law or otherwise, its rights, benefits, privileges, duties and obligations hereunder or in the Property, provided such assignee agrees in writing to be bound by future obligations under the Lease.

     SECTION 7.12. TENANT'S AUTHORITY. Tenant represents and warrants that it has the full right, power and authority to enter into this Lease and to perform its obligations hereunder, and that upon execution of this Lease by Tenant, this Lease shall constitute a valid and legally binding obligation of Tenant. If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly and validly existing corporation, that the execution of this Lease by such persons on behalf of Tenant has been duly authorized by all necessary corporate action and that Tenant is qualified to do business in the State of Texas. The undersigned individually represents and warrants that it has full right and authority to execute this Lease on behalf of Landlord and to grant this Lease on behalf of Landlord.

     SECTION 7.13. LANDLORD'S LIABILITY. Any provisions of this Lease to the contrary notwithstanding, Tenant hereby agrees that no personal, partnership or corporate liability of any kind or character whatsoever now attaches or at any time hereafter under any condition shall attach to Landlord or its partners or venturers for payment of any amounts payable under this Lease or for the performance of any obligation under this Lease. Except as specifically provided in Sections 3.3 and 5.2 of this Lease, the exclusive remedy of Tenant for the failure of Landlord to perform any of its obligations under this Lease shall be to proceed against the interest of Landlord in and to the Building. In no event shall Landlord incur any liability or obligation to Tenant or other person or entity with respect to any action, omission, or inaction, negligent or


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otherwise, of Landlord, except as such may be due to the gross negligence or willful misconduct of Landlord.

     SECTION 7.14. TIME OF ESSENCE. In all instances where Tenant or Landlord is required under this Lease to pay any sum or do any act at a particular time or within a particular period, it is understood that time is of the essence.

     SECTION 7.15. INSTRUMENTS AND EVIDENCE REQUIRED TO BE SUBMITTED TO LANDLORD. Each written instrument and all evidence of the existence or non-existence of any circumstances or condition which is required by this Lease to be furnished to Landlord shall in all respects be in form and substance satisfactory to Landlord, and the duty to furnish such written instrument or evidence shall not be considered satisfied until Landlord shall have acknowledged that it is satisfied therewith.

     SECTION 7.16. COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but such counterparts shall together constitute one and the same instrument.

     SECTION 7.17. GENDER AND NUMBER. The pronouns of any gender shall include the other gender and either the singular or the plural shall include the other.

     SECTION 7.18. RECORDATION. Tenant agrees not to record this Lease or any instrument to which this Lease may now or hereafter be attached.

                                    ARTICLE 8

     SECTION 8.1. FORCE MAJEURE. Except for the payment of Base Rental or any sums owed by Tenant to Landlord and Tenant's construction obligations under this Lease, whenever a period of time is herein prescribed for the taking of any action by Landlord or Tenant, that party shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of such party.

     SECTION 8.2. COMMISSIONS. Tenant represents and warrants that no broker has represented it in this lease transaction and that no broker is owed a commission or fee in connection with the consummation of this lease transaction. Tenant hereby indemnifies and holds Landlord harmless against any loss, claim, expense or liability with respect to any commissions or brokerage fees claimed on account of the execution and/or renewal of this Lease or the expansion of the Leased Premises hereunder, if applicable, due to any action by the Tenant. The provisions of this paragraph shall survive the termination of this Lease.

     SECTION 8.3. USE OF THE TERM "INFOMART". Tenant shall not use the term "INFOMART" in any of its activities, including, without limitation, advertising and marketing activities, without the prior written consent of Landlord. Copies of all proposed written materials and advertising containing reference to the term "INFOMART" shall be furnished to Landlord in advance for its review and written approval. Any permitted use of the term "INFOMART" by Tenant shall additionally include the phrase "Where Technology Lives" immediately after such


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use. Tenant shall not permit any third-party to use the term "INFOMART" in any of its activities and shall report to Landlord any unauthorized uses of such term which comes to its attention. The breach by Tenant of any provisions of this Section 8.3 shall constitute an event of default under this Lease and shall entitle Landlord to exercise any right or remedy available to Landlord hereunder, at law or in equity. Tenant shall indemnify and hold Landlord harmless from against any loss, cost, claim, liability, cause of action, or expense whatsoever (including, without limitation, reasonable attorney's fees and other costs and expenses of defending against any such claim) arising or alleged to arise from any unauthorized use by Tenant, or its agents or employees of the term "INFOMART".

     SECTION 8.4. EFFECT OF DELIVERY OF THIS LEASE. Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer or option to Tenant. This Lease shall not be effective until a copy executed by both Landlord and Tenant is delivered to and accepted by Landlord, and this Lease has been approved by Landlords' mortgagee.

     SECTION 8.5. EXHIBITS, SCHEDULES AND RIDERS. The Exhibits and Riders attached to this Lease are hereby incorporated herein and hereby made a part of this Lease. If there is any conflict between the attached Exhibits "B" and "D" and the terms and provisions of this Lease, the terms and provisions of this Lease shall prevail.

     SECTION 8.6. DEFAULT BY LANDLORD. Landlord shall be in default under this Lease in the event Landlord has not begun and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations under this Lease within thirty (30) days of the receipt by Landlord of written notice from Tenant of Landlord's alleged failure to perform. In no event shall Tenant have the right to terminate or rescind this Lease as a result of Landlord's default. Except as otherwise specifically provided in Sections 3.3 and 5.2 of this Lease, Tenant waives such remedies of termination and rescission and agrees that Tenant's remedies for default under this Lease and for breach of any promise or inducement are limited to a suit for damages and/or injunction. In addition, Tenant shall prior to the exercise of any such remedies, provide each holder of a mortgage or deed of trust lien on the property and each lessor under a ground lease relative to the property (in each instance, only as those entities of this Tenant has notice of their interest) with written notice and reasonable time to cure any default by Landlord.

     SECTION 8.7 MAINTENANCE AND REPAIRS BY LANDLORD. Landlord shall arrange for the repair and maintenance of the foundation; exterior walls; roof of the Building; the public areas within the Property; the heating, air conditioning and ventilation system within the Building; and the facilities which are owned by Landlord (and specifically excluding facilities installed by Tenant or a third-party provider) providing utility services which are located within the Property (collectively, "Landlord's Repair Obligations"). Landlord, however, shall not be required to make any repairs arising as a result of, in whole or in part, the act or negligence of Tenant or its agents, employees, affiliates, or invitees; and those repairs shall be the obligation of Tenant. In the event that the Leased Premises becomes in need of repairs which are within Landlord's Repair Obligations, Tenant shall give immediate notice to Landlord of the nature of such repair need; and Landlord shall not be responsible in any way for failure to


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make any repairs until a reasonable time shall have elapsed after receipt by
Landlord of such written notice. All of Landlord's Repair Obligations shall be performed in a manner comparable to those made by the owner of the Dallas Market Center to that complex.

     IN TESTIMONY HEREOF, the parties have executed this Lease as of the day and year first above written.

                         L A N D L O R D

                                 IM JOINT VENTURE, a Texas joint venture

                                 By: IFM PARTNERSHIP, a Texas general
                                     partnership, a Joint Venturer

                                         By: /s/ HARLAN R. CROW
                                            -----------------------------------
                                         Name:  Harlan R. Crow
                                              ---------------------------------
                                         Title:  Partner

                         T E N A N T

                                 WYNDHAM HOTEL CORPORATION, a Texas corporation

                                         By: /s/ LESTER V. BENTLEY
                                            -----------------------------------
                                         Name:  Lester V. Bentley
                                              ---------------------------------
                                         Title: Executive Vice President
                                               --------------------------------

Exhibit "A" - Property Description
Exhibit "B" - Building Rules
Exhibit "C" - Designation of Leased Premises
Exhibit "D" - INFOMART Policy Statement
Exhibit "E" - Parking
Exhibit "F" - Right of First Refusal
Exhibit "G" - Expansion Option
Exhibit "H" - Renewal Option
Exhibit "I" - Cancellation Option
Exhibit "J" - Subordination, Non-Disturbance and Attornment Agreement Exhibit "K" - Meeting Room Usage Agreement


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WYNDHAM HOTEL CORPORATION
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                                  EXHIBIT "A"
      To Lease Agreement By and Between IM Joint Venture, as Landlord and
                      WYNDHAM HOTEL CORPORATION, as Tenant

                            PROPERTY DESCRIPTION

BEING a 25.454 acre tract of land situated in the City of Dallas, Dallas County, Texas and out of the James A. Sylvester Survey, Abstract No. 1383 and being a part of City of Dallas Block No. 6053, also being the same tract of land conveyed to Dallas Market Center Company by a Special Warranty Deed recorded in Volume 82113, Page 3240 of the Deed Records of Dallas County, Texas, said 25.454 acre tract of land being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod found for the point of intersection of the southwesterly right-of-way line of the Chicago Rock Island and Pacific Railroad with the northwesterly right-of-way line of Oak Lawn Avenue;

THENCE with the northwesterly right-of-way line of Oak Lawn Avenue the following:

South 31 31'40" West a distance of 366.74 feet to an "X" chiseled in concrete found for corner in a curve to the right, the radius point of said curve bearing North 50 08'58" West a distance of 241.00 feet from said "X";

Southwesterly with said curve to the right through a central angle of 03 09'20" an arc distance of 13.27 feet to an "X" chiseled in concrete set for the point of reverse curvature of a curve to the left having a radius of 259.00 feet;

Southwesterly with said curve to the left through a central angle of 11 28'43" an arc distance of 51.89 feet to a 1/2 inch iron rod found for the point of reverse curvature of a curve to the right having radius of 129.00 feet;

Southwesterly with said curve to the right through a central angle of 24 06'22" an arc distance of 138.22 feet to a 1/2 inch iron rod set for the point of compound curvature of a curve to the right having a radius of 50.00 feet;

Northwesterly with said curve to the right through a central angle of 24 06'22" an arc distance of 21.04 feet to a 1/2 inch iron rod found in the northeasterly right-of-way line of Stemmons Freeway for the point of compound curvature of a curve to the right having a radius of 1130.92 feet;

THENCE with the northeasterly right-of-way line of Stemmons Freeway the following:

Northwesterly with said curve to the right through a central angle of 07 24'40" an arc distance of 146.28 feet to a 1/2 inch iron rod found for the point of tangency of said curve;

North 55 33'45" West a distance of 816.18 feet to a 1/2 inch iron rod found for point of curvature of a curve to the left having a radius of 3289.04 feet;





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Northwesterly with said curve to the left through a central angle of 01 23'21 "
an arc distance of 79.74 feet to a bolt in concrete found for the most southerly corner of a tract of land leased to Southwestern Furniture Mart Co. from Industrial Properties Corporation as recorded in Volume 67076, Page 0690 of the Deed Records of Dallas County, Texas;

THENCE departing the northerly right-of-way line of Stemmons Freeway with the easterly line of the Southwestern Furniture Mart Company tract, North 09 21'30" East a distance of 1064.46 feet to a 1/2 inch iron rod found for corner in the curving southwesterly right-of-way line of the Chicago, Rock Island and Pacific Railroad, the radius point of said curve being situated South 33 11'48" West a distance of 1599.88 feet;

THENCE with the southerly right-of-way lien of the Chicago, Rock Island and Pacific Railroad the following:

Southeasterly with said curve to the right through a central angle of 02 41'48" an arc distance of 75.30 feet to a 1/2 inch iron rod found for corner;

North 52 07'00" East a distance of 30.11 feet to a 1/2 inch iron rod found for corner in a curve to the right, the radius point of said curve being situated South 32 19'18" West a distance of 1553.95 feet;

Northwesterly with said curve to the right through a central angle of 21 26'39" an arc distance of 581.59 feet to a 1/2 inch iron rod set for corner;

North 45 16'10" East a distance of 53.07 feet to 1/2 inch iron rod set for corner;

South 31 48'40" East a distance of 976.20 feet to the POINT OF BEGINNING;

CONTAINING an area of 25.454 acres of land.


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                                  EXHIBIT "B"
      To Lease Agreement By and Between IM Joint Venture, as Landlord and
                      WYNDHAM HOTEL CORPORATION, as Tenant

                             RULES AND REGULATIONS

         1. No additional locks shall be placed on the doors of the Leased Premises by Tenant, nor shall any existing locks be changed unless Landlord is immediately furnished with two keys thereto. Landlord will without charge furnish Tenant with two keys for each lock existing upon the entrance doors when Tenant assumes possession with the understanding that at the termination of the lease these keys shall be returned or paid for at five dollars ($5.00) each. A deposit of one dollar ($1.00) each shall be required for additional keys.

         2. Tenant shall not at any time display a "For Rent" sign upon the Building or the Leased Premises, or advertise the Leased Premises for rent.

         3. Safes and other unusually heavy objects shall be placed by Tenant only in such places as may be approved by Landlord. Any damage caused by overloading the floor or by taking in or removing any object from the Leased Premises or the Building shall be paid by Tenant.

         4. Windows facing on corridors shall at all times be wholly clear and uncovered (except for such signs as Landlord may approve) that a full unobstructed view of the interior of the Leased Premises may be had from the corridors, unless otherwise approved in writing by Landlord.

         5. No vehicles or animals shall be brought into the Building, other than as required by handicapped persons.

         6. Tenant shall not make any changes in the pipes, ducts, or wiring serving the Leased Premises or add any additional pipes, ducts, or wiring without the prior written consent of Landlord, and any such changes or additions shall be made in such manner as Landlord may direct.

         7. No sign, tag, label, picture, advertisement, or notice (other than price tags of customary size used in marking samples) shall be displayed, distributed, inscribed, painted or affixed by Tenant on any part of the outside of the Building or of the Leased Premises without the prior written consent of the Landlord.

         8. In the event Landlord should advance upon the request, or for the account of the Tenant, any amount for labor, material, packing, shipping, postage, freight or express upon articles delivered to the Leased Premises or for the safety, care, and cleanliness of the Leased Premises, the amount so paid shall be regarded as additional rent and shall be due and payable forthwith to the Landlord from the Tenant.

         9. The corridors and hallways of the Building shall not be used by Tenant for any purpose other than ingress to or egress from the Leased Premises.





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         10.     Tenant shall not do or permit to be done within the Leased
Premises anything which would unreasonably annoy or interfere with the rights of other tenants in the Building, or which might constitute a potential hazard to other tenants or visitors.

         11. During the thirty (30) days prior to the expiration of this Lease, Landlord may show the Leased Premises to prospective tenants.

         12. Tenant shall not put or operate any steam engine, boiler, industrial machinery or stove in the Building or upon the Leased Premises or do any cooking thereon or use or allow to be kept in the Building or upon the Leased Premises any explosives or any kerosene, camphene, bottled gas, oil or other highly flammable materials, except gas supplied through metal pipes for heating purposes and normal and customary cleaning and janitorial supplies to the extent permitted under applicable laws.

         13. Landlord reserves the right to prescribe reasonable qualifications for admission into the Building.

         14. Models, salespersons or other employees or representatives of Tenant, shall not model, demonstrate display, or show in any manner any merchandise outside of the Leased Premises in the Building or on the Property without Landlord's prior written consent.

         15. As a courtesy, but not as an obligation, Landlord may, at Landlord's option, upon request by Tenant, receive and store articles or merchandise delivered to Tenant at the Building; provided, however that such articles of merchandise are properly addressed and identified and all postage, handling and delivery charges are prepaid by Tenant. Landlord assumes no responsibility whatsoever for the loss, damage or destruction of such articles of merchandise received at the Building by Landlord on behalf of Tenant, and Tenant hereby waives all claims against Landlord for any damage or loss arising at any time from the loss, damage or destruction of such articles of merchandise. Tenant agrees to pay to Landlord as additional rent the amount of all storage, delivery, handling and other expenses incurred by Landlord as a result of the receipt and storage of such articles of merchandise.

         16. Canvassing, peddling, soliciting and distribution of handbills or any other written material in the Building or in the Building's parking areas are prohibited, and each tenant shall cooperate to prevent the same.

         17. If the Leased Premises front on the atrium within the Building, Tenant shall cause the Leased Premises to be kept open for business and occupied by Tenant's personnel during all normal business hours of the Building.

         18. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of space in the Building.





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WYNDHAM HOTEL CORPORATION
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         19.     Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.

         20. Tenant shall comply with the INFOMART Policy Statement. Tenant shall be liable for all injuries and damages sustained by Landlord or Landlord's agents or by other tenants, occupants, or invitees of the Building by reason of any breach of the requirements of the INFOMART Policy Statement by Tenant or Tenant's agents, employees or invitees.

         21. Landlord may amend these Rules and Regulations from time to time and such changes shall be binding upon Tenant.


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                                       5
WYNDHAM HOTEL CORPORATION
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                                  EXHIBIT "C"
      To Lease Agreement By and Between IM Joint Venture, as Landlord and
                      WYNDHAM HOTEL CORPORATION, as Tenant

                         DESIGNATION OF LEASED PREMISES
                        (For illustrative purposes only)


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WYNDHAM HOTEL CORPORATION
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                                  FIFTH FLOOR

                                  [Floor Plan]

                                  SIXTH FLOOR

                                  [Floor Plan]

                       THIS PAGE INTENTIONALLY LEFT BLANK





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                                  EXHIBIT "D"
      To Lease Agreement By and Between IM Joint Venture, as Landlord and
                      WYNDHAM HOTEL CORPORATION, as Tenant



                          INFOMART POLICY STATEMENT
                       GENERAL POLICIES AND PROCEDURES
                         REGARDING INFOMART, DALLAS


1.       PERMANENT TENANT QUALIFICATIONS.    Permanent tenants must be
producers of hardware, software or services utilizing information processing equipment unless otherwise specifically approved by Landlord. If the tenant's business includes the resale of products or services, the tenant must add to or enhance the value of such products or services.

2.       TEMPORARY EXHIBITOR REGULATIONS.

         (a) During designated temporary trade events sponsored by Landlord which are conducted in conjunction with the use of permanent showrooms and which include the rental of temporary exhibit space, permanent tenants will be offered a priority selection of such temporary exhibit space based in the initial year upon the dates on which such permanent tenants entered into leases for space within the Building and in subsequent years on a priority basis reasonably determined by Landlord.

         (b) When temporary exhibit space is used in conjunction with permanent showrooms, non-information processing industry representatives may display wares for specific trade markets.

         (c) Temporary space areas may be rented independent of permanent showrooms, in which event Landlord will have sole discretion as to exhibition policies.

3.       BUSINESS HOURS.   Permanent showrooms bounded by an atrium wholly or
partially will be open and staffed during all normal business hours of the Building. Showrooms must be open during all Landlord sponsored trade events with exceptions approved in writing by Landlord. The hours of these events will be established by Landlord.

4.       SALES POLICY.    Warehousing and on-site delivery to customers is
prohibited in permanent showrooms and in exhibit space when used in conjunction with showrooms. Payment for products or services that are of a retail sales nature are prohibited (provided, however, that payment or partial payment for orders taken at the Building for future delivery to a buyer will be allowed if it is within the applicable tenant's normal business practice and is not of a retail sales nature, it being the intention hereof to permit payments or partial payments intended to bind an order for future delivery without in any way qualifying or circumventing the prohibition within the Building against retail sales).

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WYNDHAM HOTEL CORPORATION
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5.       ACCESS AND ADMISSION OF VISITORS.   Landlord reserves the right to
implement and/or use any or all of the following policies with regard to access and admission of visitors into the Building. Tenant will receive prior notice of any change in the policy.

         (a) All entrants to the Building will be registered and issued an identification badge with the exception of visitors with a pre-arranged appointment with a specific tenant. Appointment-only visitors will be issued a badge which requires such visitors to be accompanied by the applicable inviter. Appointment-only visitors will not be required to register on the Building's visitor database.

         (b) Terms of issuance of badges will be annual with the exception of specific trade events, including without limitation conferences and symposia, in which event badges will be valid only during the scheduled event. Temporary user badges will be issued to non-scheduled daily visitors.

         (c) A registration fee will be established by Landlord which will defray the cost of registration and better ensure the quality of visitors.

         (d) Permanent tenants' badges will be issued based on one badge per 500 Usable Square Feet of space, with additional badges available upon payment of a registration fee cost or annual renewal cost.

         (e) Members of the press and educational institutions will be issued a maximum of five annual complimentary badges with additional badges available upon payment of the standard registration fee.

         (f) Employees and agents of Landlord will be issued badges at the discretion of Landlord.

         (g) Visitor registration information deemed appropriate by Landlord will be made available to permanent tenants. Information regarding tenant invitees will be proprietary and not available to tenants. Attendee registration lists of externally sponsored events will be the property of the sponsoring group.

6.       PUBLIC FUNCTION/ON-SITE ACCOMMODATIONS.

         (a) A visitor information directory system will be provided by Landlord to assist visitors in locating vendors. Tenant and exhibitor listings will be categorized by company name and product offerings. Each tenant is eligible to multiple product listings applicable, up to a maximum of one product category listing per 500 Usable Square Feet of permanent lease space. Additional listings may be issued at a nominal fee subject to product eligibility.

         (b) Tenant's meeting room use will be coordinated on a reservation basis and all tenants will be eligible. Standard fees will be applied and Landlord will control the rental of these areas and the use of the areas will be coordinated by the buyer/tenant


                                      9
WYNDHAM HOTEL CORPORATION
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services department of Landlord. Reservations for meeting room space within the
Building will be on a first-come first-served basis.

7.       MERCHANDISING OF INFOMART.   INFOMART reserves the right to list
tenants, partially or in entirety, of INFOMART in merchandising programs and agrees that such use shall not contain editorial references regarding specific tenants.

8.       TENANT PARKING.   On-site parking for employees and guests of tenants
shall be made available. Tenants are eligible to one parking space per 1,000 Usable Square Feet of permanent lease space, subject to such terms and conditions (including without limitation such rental or other charges) as Landlord may from time to time impose.

9.       AMENDMENTS TO GENERAL POLICIES AND PROCEDURES.   Landlord may amend
its policies from time to time and such changes shall be binding upon Tenant.



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                                   EXHIBIT "E"

       To Lease Agreement By and Between IM Joint Venture, as Landlord and

                      WYNDHAM HOTEL CORPORATION, as Tenant


                                     PARKING

     This Exhibit "E" ("Exhibit") supersedes Rule 8 of Exhibit "D" attached to the Lease and describes and specifies Tenant's non-exclusive right to use one hundred twenty (120) non-reserved parking spaces ("Spaces") located inside the Building's card access parking garage ("Parking Garage"). Spaces in the surface parking lots associated with the Building and located on the Property ("Surface Parking") are provided for the non-exclusive and common use of Landlord, all tenants of the Building, and their respective guests and invitees. Utilization of the Surface Parking is subject to availability (and Landlord shall have no obligation to provide available Surface Parking) and to such rules and regulations as may be promulgated by Landlord from time to time. Use of the Parking Garage and the Surface Parking is subject to the terms and conditions set forth below.

     1. DEFINITIONS. The terms which are defined in the Lease shall have the same meaning in this Exhibit.

     2. GRANT. Provided no event of default has occurred and is continuing under the Lease, Tenant shall be permitted, free of charge, non-exclusive use of Spaces in the Parking Garage during the Lease Term for the parking of one hundred twenty (120) vehicles. Tenant shall also have the right to use the Surface Parking, free of charge, during the Lease Term.

     3. RISK. All motor vehicles (including all contents thereof) shall be parked in the Spaces or in the Surface Parking, as applicable, at the sole risk of Tenant, its employees, agents, invitees and licensees, it being expressly agreed and understood that Landlord has no duty to insure any of said motor vehicles (including the contents thereof), and that Landlord is not responsible for the protection and security of such vehicles. Landlord shall have no liability whatsoever for any property damage and/or personal injury which might occur as a result of or in connection with the parking of said motor vehicles in any of the Spaces or in the Surface Parking, as applicable unless caused by the gross negligence or willful misconduct of Landlord or its agents, and Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all costs, claims, expenses, and/or causes of action which Landlord may incur in connection with or arising out of Tenant's use of the Spaces or the Surface Parking pursuant to this Agreement.


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     4. RULES AND REGULATIONS. In its use of the Spaces and the Surface Parking,
Tenant shall follow all of the Rules and Regulations of the Building (attached to the Lease as Exhibit "B") applicable thereto, as the same may be amended from time to time. Upon the occurrence of any breach of such rules or default by Tenant under the Lease, Landlord shall be entitled to terminate this Exhibit, in which event Tenant's right to utilize the Spaces and/or the Surface Parking shall thereupon automatically cease.

     5. SECURITY. Landlord shall be entitled to utilize whatever access device Landlord deems necessary (including but not limited to the issuance of parking stickers or access cards), to insure that only tenants authorized to use spaces in the Parking Garage are using such spaces. In the event Tenant, its agents or employees wrongfully park in any of the Parking Garage's spaces, Landlord shall be entitled and is hereby authorized to have any such vehicle towed away, at Tenant's sole risk and expense, and Landlord is further authorized to impose upon Tenant a penalty of $25.00 for each such occurrence. Tenant hereby agrees to pay all amounts falling due hereunder upon demand therefor, and the failure to pay any such amount shall additionally be deemed an event of default under the Lease, entitling Landlord to all of its rights and remedies thereunder.

     6. ADDITIONAL SPACES. In the event that Tenant expands the Leased Premises, Tenant shall be entitled to additional Spaces within the Parking Garage based upon a ratio of one (1) additional Space per additional 1,000 Usable Square Feet incorporated into the Leased Premises at no charge to Tenant. Such additional Spaces shall be subject to such terms, conditions, and regulations as are, from time to time, promulgated by Landlord and charged or applicable to patrons of said Parking Garage for spaces similarly situated within said Parking Garage.




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                                   EXHIBIT "F"

       To Lease Agreement By and Between IM Joint Venture, as Landlord and
                      WYNDHAM HOTEL CORPORATION, as Tenant

                                EXPANSION OPTION

     This Exhibit "F" describes and specifies the expansion option hereby granted by Landlord to Tenant with respect to certain space within the Building described below, which is being granted upon the following terms and conditions:

     1. DEFINED TERMS. For purposes of this Exhibit "F", all terms defined in the Lease (including other exhibits to the Lease) will be utilized herein without further definition. In addition, when delineated with initial capital letters, the following terms shall have the following respective definitions and meanings:

          (a) "Expansion Option" shall refer to the option to expand the Leased Premises described in Paragraph 2 below.

          (b) "Expansion Option Spaces" shall mean. collectively, the areas within the Building which are designated as expansion areas on Schedule "A" attached to this Exhibit F and consisting of approximately 24,087 Rentable Square Feet located on the sixth floor and approximately 20,110 Rentable Square Feet located on the fifth floor of the Building.

     2. GRANT OF OPTION. Provided that Tenant is not in default under the Lease or, if Tenant is in default, the applicable curative period has not expired, Tenant may exercise the Expansion Option in order to expand the Leased Premises to include each of the Expansion Option Spaces under the terms and conditions provided herein by delivering notice of Tenant's election to exercise the Expansion Option. The Expansion Option must be exercised by delivery of written notice to Landlord on or before 5:00 p.m. December 31, 1997. The failure of Tenant to exercise the Expansion Option in the manner and within the time period specified above shall be deemed to be an irrevocable waiver of such Option. However, any of the Expansion Option Spaces which have not been included within the Leased Premises as a result of Tenant's exercise of the Expansion Option shall become "Refusal Spaces" (as defined in Exhibit G attached to this Lease). While the Expansion Option may be exercised with respect to each of the Expansion Option Spaces individually and may be exercised one or more times prior to the expiration of the Expansion Option, Tenant's exercise of the Expansion Option must be related to the entire area within each of the designated Expansion Option Spaces; and Tenant may not exercise the Expansion Option with respect to only a portion of any of the Expansion Option Spaces. If Tenant has exercised the Expansion Option during a period in which a curative period relative to a Tenant default was in effect but failed to complete such cure within that curative period, then Tenant's exercise of its Expansion Option may, at Landlord's sole election, be nullified and declared void.


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     3. EFFECT OF EXERCISE. In the event that Tenant exercises the Expansion
Option, those Expansion Option Spaces which Tenant has elected to take shall be included within the Leased Premises on the same terms and condition specified in the Lease, and Base Rental shall be at the then current Base Rental applicable to the Leased Premises as provided in the Lease. Upon the exercise of an Expansion Option, Landlord and Tenant shall exercise an amendment to the Lease with respect tot he applicable Expansion Option Space.

     4. TERMINATION OF OPTION. The Expansion Option shall automatically terminate upon (i) 5:00 p.m., Central Standard Time, on December 31, 1997, (ii) upon the expiration or termination of the Lease Term, whether by Landlord or upon the occurrence of an event of default or otherwise, and/or (iii) on an assignment, subletting, or other transfer by Tenant of any part of its leasehold interest hereunder to any person or entity other than an Affiliate, whether or not with the approval of Landlord. In addition, neither Expansion Option nor the Refusal Right shall not be applicable during any renewal or extension of the Lease Term.


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                                  SCHEDULE "A"
 To Exhibit "F" to Lease Agreement By and Between IM Joint Venture, as Landlord
                    and WYNDHAM HOTEL CORPORATION, as Tenant

                             EXPANSION OPTION SPACES
                        (For illustrative purposes only)


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                             EXPANSION OPTION SPACES
                        (For illustrative purposes only)
                                  FIFTH FLOOR


WYNDHAM HOTEL CORPORATION
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                             EXPANSION OPTION SPACES
                        (For illustrative purposes only)
                                   SIXTH FLOOR



WYNDHAM HOTEL CORPORATION
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                                   EXHIBIT "G"
       To Lease Agreement By and Between IM Joint Venture, as Landlord and
                      WYNDHAM HOTEL CORPORATION, as Tenant

                             RIGHT OF FIRST REFUSAL

     This Exhibit "G" describes and specifies the right of first refusal option hereby granted by Landlord to Tenant with respect to certain specified space within the Building described below, which is being granted upon the following terms and conditions:

     1. DEFINED TERMS. For purposes of this Exhibit "G", all terms defined in the Lease (including other exhibits to the Lease) will be utilized herein without further definition. In addition, when delineated with initial capital letters, the following terms shall have the following respective definitions and meanings:

          (a) "Refusal Right" shall refer to the right of first refusal being granted to Tenant pursuant to the provisions of this Exhibit G.

          (b) Refusal Spaces shall mean each of the Expansion Option Spaces (designated on Schedule A attached to Exhibit F of this Lease) which remain unleased at the time the Expansion Option expires.

          (c) "Expansion Effective Date" shall mean the date on which any Refusal Space is delivered to Tenant pursuant to the exercise by Tenant of its Refusal Right.

          (d) "Bona Fide Offer" shall mean an offer to lease all or any portion of the Refusal Spaces which Landlord desires to accept, as evidenced by an offer letter from Landlord to such proposed tenant.

          (e) "Refusal Right Termination Date" shall mean 5:00 p.m., Central Standard Time, on December 31, 2000.

     2. GRANT OF REFUSAL RIGHT. Provided that Tenant is not then in default or, if Tenant is in default, the applicable curative period has not expired under the Lease, Landlord hereby grants Tenant the Refusal Right with respect to the Refusal Spaces

     3. PROCEDURE FOR EXERCISE OF REFUSAL RIGHT. In the event that Landlord receives a Bona Fide Offer from a third-party



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tenant to lease all or any part of the Refusal Spaces prior to the Refusal Right
Termination Date, Landlord shall notify Tenant in writing of such offer ("Offer Notice") and shall include a copy of the applicable offer letter with the Offer Notice. Tenant shall have ten (10) business days from Tenant's receipt of the Offer Notice in which to notify Landlord, in writing, of Tenant's decision as to whether to exercise the Refusal Right with respect to the designated Refusal Space. In the event that Tenant fails to so notify Landlord within such ten (10) business day period, Tenant shall be deemed to have irrevocably waived its Refusal Right with respect to the portion of the Refusal Spaces designated in the Offer Notice; and such portion of the Refusal Spaces shall not thereafter be considered to be Refusal Spaces for the purpose of the Refusal Right. If Tenant has exercised the Refusal Right during a period in which a curative period relative to a Tenant default was in effect but failed to complete such cure within that curative period, then Tenant's exercise of its Refusal Right may, at Landlord's sole election, be nullified and declared void.

     4. EFFECT OF EXERCISE OF REFUSAL RIGHT. In the event Tenant exercises Tenant's Refusal Right, Tenant shall take such subject Refusal Spaces upon the same terms and conditions as specified in the Offer Notice, including, without limitation, the rate of Base Rental specified in the Offer Notice and the proposed lease term specified in the Offer Notice. However, in the event that the Offer Notice contains rental concessions (i.e., such as a free rent period or a tenant improvement allowance to be furnished by Landlord), then Tenant may elect not to take the rental concessions but to instead have the Base Rental for the applicable Refusal Spaces determined on an effective rate basis. As used herein, the phrase "effective rate basis" shall mean that the value of such rental concessions shall be deducted from the stated rate of Base Rental on a straight-line basis, prorated over the term applicable to such Refusal Spaces. Landlord and Tenant shall, within fifteen (15) days after Tenant delivers notice to Landlord of its election to exercise its Refusal Right, enter into a written agreement modifying and supplementing this Lease and containing such other terms and provisions as Landlord may deem appropriate. Except as may be specifically modified in such written agreement or with respect to any terms specified in the Offer Notice, the terms and provisions of the Lease shall, on the applicable Expansion Effective Date, automatically and without the necessity of further documentation, become and be deemed


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to be a part of the Leased Premises. Effective as of the applicable Expansion
Effective Date, the Rentable Square Feet within the subject Refusal Space shall be included within the determination of Tenant's Proportionate Share as provided in Section 2.4 of this Lease.

     5. TERMINATION OF REFUSAL RIGHT. The Refusal Right shall automatically terminate upon (i) the occurrence of the Refusal Right Termination Date, (ii) the expiration or termination of the Lease Term, whether by Landlord upon the occurrence of an event of default or otherwise, or (iii) an assignment, subletting, or other transfer by Tenant of any part of its leasehold interest hereunder to any person or entity other than an Affiliate, whether or not with the approval of Landlord. In addition, the Refusal Right shall not be applicable during any renewal or extension of the Lease Term.

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                                  SCHEDULE "A"
 To Exhibit "G" to Lease Agreement By and Between IM Joint Venture, as Landlord
                    and WYNDHAM HOTEL CORPORATION, as Tenant



                                 REFUSAL SPACES
                        (For illustrative purposes only)


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                                  FIFTH FLOOR



                                  [Floor Plan]
WYNDHAM HOTEL CORPORATION
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                                  SIXTH FLOOR



                                  [Floor Plan]


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                                   EXHIBIT "H"
       To Lease Agreement By and Between IM Joint Venture, as Landlord and
                      WYNDHAM HOTEL CORPORATION, as Tenant


                                 RENEWAL OPTION

     1. DEFINED TERMS. For purposes of this Exhibit "H", all terms defined in the Lease (including other exhibits to the Lease) will be utilized herein without further definition. In addition, when delineated with initial capital letters, the following term shall have the following definition and meaning:

          (a) "Renewal Date" shall mean the first day next following the expiration date of the Lease Term.

     2. GRANT OF OPTION. Tenant shall have the following option ("Option") to renew this Lease:

          Tenant may, by notifying Landlord of its election in writing at least six (6) full calendar months prior to the end of the Lease Term, renew this Lease for an additional lease term (the "Second Lease Term") beginning on the first (1st) Renewal Date and continuing for five (5) years thereafter. Such renewal shall be on all of the terms and conditions of this Lease which are not inconsistent herewith, except that no renewal option shall exist during the Second Lease Term.

          The Base Rental payable beginning on the first (1st) Renewal Date and continuing thereafter shall be the then Prevailing Market Rate.

          Failure by Tenant to notify Landlord of Tenant's election to exercise the renewal option herein granted within the time limits set forth for such exercise shall constitute a waiver of such Option. Notwithstanding the foregoing, the Option shall not be applicable at any time when there is an uncured event of default under the Lease. In addition, the Option shall automatically terminate upon the termination of the Lease Term, whether by Landlord upon the occurrence of an event of default or otherwise or, at the option of Landlord, in its sole discretion, upon the assignment, subletting, or other transfer by Tenant, whether or not with the approval of Landlord to any person or entity other than an Affiliate.

          Notwithstanding the foregoing, the Option shall not terminate upon an assignment or subletting of all or a portion of the Leased Premises to an Affiliate which is permitted under the terms of the Lease.


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                                   EXHIBIT "I"
       To Lease Agreement By and Between IM Joint Venture, as Landlord and
                      WYNDHAM HOTEL CORPORATION, as Tenant

                               CANCELLATION OPTION

     Notwithstanding anything contained in the Lease to the contrary, Tenant shall have the right, in Tenant's sole discretion, to cancel and terminate this Lease upon the following terms and conditions:

     1. DEFINED TERMS. For purposes of this Exhibit "I", all terms defined in the Lease shall be utilized herein without further definition. In addition, when delineated with initial capital letters, the following terms shall have the following respective definitions and meanings:

          (a) Anniversary Date shall mean each successive anniversary of the Commencement Date, the first (1st) anniversary date being the date which is twelve (12) months from the Commencement Date.

          (b) Lease Year shall mean each successive twelve (12) calendar month period during the Lease Term, the first (1st) Lease Year commencing on the Commencement Date and ending on the first (1st) Anniversary Date.

     2. TERMINATION OPTION. Tenant shall have a one time right to cancel this Lease effective at the end of the twelfth (12th) month of the seventh (7th) Lease Year ("Cancellation Date") by providing Landlord with twelve (12) months' prior written notice of Tenant's election ("Cancellation Notice") and by paying to Landlord, at the time of Tenant's delivery of the Cancellation Notice, a "Cancellation Fee" equal to the amount of the Base Rental which would have otherwise been payable during the six (6) month period subsequent to the Cancellation Date. Tenant's failure to deliver the Cancellation Notice to Landlord in the manner and within the time period specified in the immediately preceding sentence or Tenant's failure to pay the Cancellation Fee to Landlord at the time of Tenant's delivery of the Cancellation Notice, shall constitute an irrevocable waiver by Tenant of Tenant's right to exercise Tenant's option to cancel the Lease under the provision of this Exhibit I ("Cancellation Option"). Once Landlord is in receipt of Cancellation Notice, Tenant may not rescind such notice.

     3. PROCEDURE. From and after the date on which Landlord receives Tenant's notice of its election to exercise the Cancellation Option in the manner specified in Paragraph 2 above, Landlord shall have the right to market and to show the Leased Premises to prospective Tenants. On the effective date of the termination specified in Tenant's notice to Landlord, Tenant shall surrender the Leased Premises to Landlord in accordance with the provisions of Section 5.4 hereof. During the period from the date of Tenant's notice to the effective date of such termination, Tenant shall remain responsible for compliance with all terms and covenants of this Lease, including, without limitation, the payment of Base Rental; and nothing contained herein shall be construed so as to relieve or release Tenant from any such obligation.



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                                  EXHIBIT "J"
       To Lease Agreement By and Between IM Joint Venture, as Landlord and
                      WYNDHAM HOTEL CORPORATION, as Tenant


             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

NOTICE: THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

     THIS AGREEMENT is entered into by and among Tenant, Landlord, and Beneficiary and effects the Property described in Schedule "A" attached hereto. The terms "Tenant", "Landlord", "Beneficiary", "Premises", "Lease", "Property", "Loan", "Note", and "Mortgage" are defined in the schedule of Definitions attached hereto as Schedule "B". This Agreement is entered into with reference to the following facts:

     (a) Landlord and Tenant have entered into the Lease covering the Premises in the Property.

     (b) Beneficiary has agreed to make the Loan to Landlord to be evidenced by the Note, which Note is to be secured by the Mortgage covering the Property, provided that the Lease is subordinate to the lien of the Mortgage.

     (c) For the purposes of completing the Loan, the parties hereto desire expressly to acknowledge the subordination of the Lease to the lien of the Mortgage, it being a condition precedent to Beneficiary's obligation to consummate the Loan that the lien of the Mortgage be unconditionally and at all times prior and superior to the leasehold interests and estates created by the Lease.

     (d) Tenant has requested that Beneficiary agree not to disturb Tenant's possessory rights in the Premises in the event Beneficiary should foreclose the Mortgage; provided that Tenant is not then in default under the Lease and provided further that Tenant attorns to Beneficiary or the purchaser at any foreclosure or trustee's sale of the Property.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. SUBORDINATION. Notwithstanding anything to the contrary set forth in the Lease, Tenant hereby acknowledges that the Lease and the leasehold estate created thereby and all of Tenant's rights thereunder shall be and shall at all times remain subject, subordinate and inferior to the Mortgage and the lien thereof, and all rights of Beneficiary thereunder and to any and all renewals, modifications, consolidations, replacements and extensions thereof.




                                       26
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     2. ACKNOWLEDGEMENT AND AGREEMENT BY TENANT. Tenant acknowledges that:

        (a) Beneficiary would not make the Loan without this Agreement;

        (b) It acknowledges the Mortgage and the agreements evidencing and securing the Loan; and

        (c) Beneficiary, in making any disbursements to Landlord, is under no obligation or duty to oversee or direct the application of the proceeds of such disbursements, and such proceeds may be used by Landlord for purposes other than improvement of the Property.

        (d) From and after the date hereof, in the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction, Tenant will not exercise any such right:

            (i) until it has given written notice of such act or omission to Beneficiary, which notice shall be given not later than the number of days required by the Lease for such notice to the Landlord; and

            (ii) until the same period of time as is given to Landlord under the Lease to cure such act or omission shall have elapsed following such giving of notice to Beneficiary and following the expiration of sixty (60) days from the time when Beneficiary shall have become entitled under the Mortgage to remedy the same.

        (e) It has notice that the Lease and the rent and all other sums due thereunder have been assigned or are to be assigned to Beneficiary as security for the Loan secured by the Mortgage. In the event that Beneficiary notifies Tenant of a default under the Mortgage and demands that Tenant pay its rent and all other sums due under the Lease to Beneficiary, Tenant shall honor such demand and pay its rent and all other sums due under the Lease directly to Beneficiary or as otherwise required pursuant to such notice.

        (f) It shall send a copy of any notice or statement under the Lease to Beneficiary at the same time such notice or statement is sent to Landlord.

        (g) It has no right or option of any nature whatsoever, whether pursuant to the Lease or otherwise, to purchase the Premises or the Property, or any portion thereof or any interest therein, and to the extent that Tenant has had, or hereafter acquires, any such right or option, the same is hereby acknowledged to be subject and subordinate to the Mortgage and is hereby waived and released as against Beneficiary.

        (h) This Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement.


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     3. FORECLOSURE AND SALE. In the event of foreclosure of the Mortgage, or upon a sale of the Property pursuant to the trustee's power of sale contained therein, or upon a transfer of the Property by conveyance in lieu of foreclosure, then:

          (a) Non-Disturbance. So long as Tenant complies with this Agreement and is not in default under any of the terms, covenant or conditions, past all applicable cure periods, of the Lease, the Lease shall continue in full force and effect as a direct lease between the succeeding owner of the Property and Tenant, upon and subject to all of the terms, covenants and conditions of the Lease, for the balance of the term of the Lease. Tenant hereby agrees to adhere to and accept any such successor owner as landlord under the Lease, and to be bound by and perform all of the obligations imposed by the Lease and Beneficiary, or any such successor owner of the Property, will not disturb the possession of Tenant, and will be bound by all of the obligations imposed on the Landlord by the Lease, provided, however, that Beneficiary, or any purchaser at a trustee's or sheriff's sale or any successor owner of the Property shall not be:

               (i) liable for any act or omission of a prior landlord (including Landlord) unless such act or omission constitutes a breach of the terms of the Lease and such breach continues after such Beneficiary, purchaser at the trustee's sale, or successor owner of the Property obtains title to the Property and has had reasonable opportunity to cure such prior breach; or

               (ii) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); or

               (iii) bound by any rent or additional rent which Tenant might have paid in advance to any prior landlord (including Landlord) for a period in excess of one (1) month or by any security deposit, cleaning deposit, or other prepaid charge, unless same has been transferred to them, which Tenant might have paid in advance to any prior landlord (including Landlord); or

               (iv) bound by any agreement or modification of the Lease made without the written consent of Beneficiary.

          (b) New Lease. Upon the written request of either Beneficiary or Tenant to the other given at the time of any foreclosure, trustee's sale or conveyance in lieu thereof, the parties agree to execute a lease of the Premises upon the same terms and conditions as the Lease between Landlord and Tenant, which lease shall cover any unexpired term of the Lease existing prior to such foreclosure, trustee's sale or conveyance in lieu of foreclosure.

          (c) Beneficiary shall have no responsibility to provide (or liability for not providing) any additional space for which Tenant has any option or right under the Lease if, as a result of any lease or leases entered into with other tenants prior to Beneficiary acquiring title to the Property, a conflict exists between such other lease or leases and the right or option of Tenant with respect to additional space, unless Beneficiary at its option elects to provide the same and Tenant hereby releases Beneficiary from any obligation it may otherwise have to provide the same, and agrees that Tenant shall have no right to


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WYNDHAM HOTEL CORPORATION
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     cancel the Lease, abate rent or assert any claim against Beneficiary as a result of the failure to provide any option space.

        (d) Beneficiary shall have no liability to Tenant or any other party for any conflict between the provisions of the Lease and the provisions of any other lease affecting the Property, unless Beneficiary executed such conflicting agreement, including, but not limited to, any provisions relating to renewal options and options to expand, and in the event of such a conflict, Tenant shall have no right to cancel the Lease or take any other remedial action against Beneficiary or action against any other party for which Beneficiary would be liable.

     4. ACKNOWLEDGEMENT AND AGREEMENT BY LANDLORD. Landlord, as landlord under the Lease and mortgagor or trustor under the Mortgage, acknowledges and agrees for itself and its heirs, successors and assigns, that:

        (a) This Agreement does not:

            (i) constitute a waiver by Beneficiary of any of its rights under the Mortgage; and/or

            (ii) in any way release Landlord from its obligations to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Mortgage;

        (b) The provisions of the Mortgage remain in full force and effect and must be complied with by Landlord; and

        (c) In the event of a default under the Mortgage, Tenant may pay all rent and all other sums due under the Lease to Beneficiary as provided in this Agreement.

     5. NO OBLIGATION OF BENEFICIARY. Beneficiary shall have no obligation or incur any liability with respect to the erection or completion of the improvements in which the Premises are located or for completion of the Premises or any improvements for Tenant's use and occupancy, either at the commencement of the term of the Lease or upon any renewal or extension thereof or upon the addition of additional space, pursuant to any expansion rights contained in the Lease.

     6. NOTICE. All notices, consents, waivers or other communications which this Lease requires or permits any party to give to another shall be in writing and shall be given only by registered, certified or "Express" mail, or by Federal Express or other similar courier service, return receipt requested, postage prepaid, to the recipient party at the addresses set forth in Schedule "B" to this Agreement. Any party may change its notice address at any time by giving written notice of such change to the other party in the manner provided herein at least ten (10) days prior to the date such change is effected. All notices under this Lease shall be deemed given, received, made or communicated on the delivery date or attempted delivery date shown on the return receipt or similar document utilized by the courier service for the purpose of indicating delivery.


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     7. MISCELLANEOUS.

        (a) This Agreement supersedes any inconsistent provision of the Lease.

        (b) Nothing contained in this Agreement shall be construed to derogate from or in any way impair or affect the lien and charge or provisions of the Mortgage.

        (c) Beneficiary shall have no obligations nor incur any liability with respect to any warranties of any nature whatsoever, whether pursuant to the Lease or otherwise, including, without limitation, any warranties respecting use, compliance with zoning, Landlord's title, Landlord's authority, habitability, fitness for purpose or possession.

        (d) In the event that Beneficiary shall acquire title to the Premises or the Property, Beneficiary shall have no obligation, nor incur liability, beyond Beneficiary's then equity interest, if any, in the Premises, and Tenant shall look exclusively to such equity interest of Beneficiary, if any, in the Premises for the payment and discharge of any obligations imposed upon Beneficiary hereunder or under the Lease, and Beneficiary is hereby released and relieved of any other obligations hereunder and under the Lease.

        (e) This Agreement shall inure to the benefit of the parties hereto, their respective successors and permitted assigns; provided, however, that in the event of the assignment or transfer of the interest of Beneficiary, all obligations and liabilities of Beneficiary under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Beneficiary's interest is assigned or transferred; and provided further that the interest of Tenant under this Agreement may not be assigned or transferred without the prior written consent of Beneficiary except to an Affiliate or in connection with a sale of all assets of Tenant.

        (f) This Agreement shall be governed by and construed in accordance with the laws of the state in which the Property is located.

     IN WITNESS WHEREOF, the parties have executed this Subordination, Non-Disturbance, and Attornment Agreement as of the ________ day of ____________________, 19____.

IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT THERETO.


                                    B E N E F I C A R Y

                                    ------------------------------------------,

                                    a
                                     -----------------------------------------
                                    By:
                                       ----------------------------------------

                                    Name:
                                         --------------------------------------

                                    Title:
                                          -------------------------------------



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                                    L A N D L O R D

                                    IM JOINT VENTURE, a Texas joint venture

                                    By: IFM PARTNERSHIP, a Texas general
                                    partnership, a Joint Venturer

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------
                                    Title: Partner


                                    T E N A N T

                                    WYNDHAM HOTEL CORPORATION, a Texas
                                    corporation

                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title:
                                          -------------------------------------


Schedule "A" - Property Description

Schedule "B" - Schedule of Definitions






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WYNDHAM HOTEL CORPORATION
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                                  SCHEDULE "A"
 To Exhibit "J" To Lease Agreement By and Between IM Joint Venture, as Landlord
                    and WYNDHAM HOTEL CORPORATION, as Tenant


                                LEGAL DESCRIPTION


     BEING a 25.454 acre tract of land situated in the City of Dallas, Dallas County, Texas and out of the James A. Sylvester Survey, Abstract No. 1383 and being a part of City of Dallas Block No. 6053, also being the same tract of land conveyed to Dallas Market Center Company by a Special Warranty Deed recorded in Volume 82113, Page 3240 of the Deed Records of Dallas County, Texas, said 25.454 acre tract of land being more particularly described as follows:

     BEGINNING at a 1/2 inch iron rod found for the point of intersection of the southwesterly right-of-way line of the Chicago Rock Island and Pacific Railroad with the northwesterly right-of-way line of Oak Lawn Avenue;

     THENCE with the northwesterly right-of-way line of Oak Lawn Avenue the following:

          South 3131'40" West a distance of 366.74 feet to an "X" chiseled in concrete found for corner in a curve to the right, the radius point of said curve bearing North 5008'58" West a distance of 241.00 feet from said "X";

          Southwesterly with said curve to the right through a central angle of 0309'20" an arc distance of 13.27 feet to an "X" chiseled in concrete set for the point of reverse curvature of a curve to the left having a radius of 259.00 feet;

          Southwesterly with said curve to the left through a central angle of 1128'43" an arc distance of 51.89 feet to a 1/2 inch iron rod found for the point of reverse curvature of a curve to the right having radius of 129.00 feet;

          Southwesterly with said curve to the right through a central angle of 2406'22" an arc distance of 138.22 feet to a 1/2 inch iron rod set for the point of compound curvature of a curve to the right having a radius of
     50.00 feet;

          Northwesterly with said curve to the right through a central angle of 2406'22" an arc distance of 21.04 feet to a 1/2 inch iron rod found in the northeasterly right-of-way line of Stemmons Freeway for the point of compound curvature of a curve to the right having a radius of 1130.92 feet;

     THENCE with the northeasterly right-of-way line of Stemmons Freeway the following:

          Northwesterly with said curve to the right through a central angle of 0724'40" an arc distance of 146.28 feet to a 1/2 inch iron rod found for the point of tangency of said curve;


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          North 5533'45" West a distance of 816.18 feet to a 1/2 inch iron rod found for point of curvature of a curve to the left having a radius of 3289.04 feet;

          Northwesterly with said curve to the left through a central angle of 0123'21" an arc distance of 79.74 feet to a bolt in concrete found for the most southerly corner of a tract of land leased to Southwestern Furniture Mart Co. from Industrial Properties Corporation as recorded in Volume 67076, Page 0690 of the Deed Records of Dallas County, Texas;

     THENCE departing the northerly right-of-way line of Stemmons Freeway with the easterly line of the Southwestern Furniture Mart Company tract, North 0921'30" East a distance of 1064.46 feet to a 1/2 inch iron rod found for corner in the curving southwesterly right-of-way line of the Chicago, Rock Island and Pacific Railroad, the radius point of said curve being situated South 3311'48" West a distance of 1599.88 feet;

     THENCE with the southerly right-of-way lien of the Chicago, Rock Island and Pacific Railroad the following:

          Southeasterly with said curve to the right through a central angle of 0241'48" an arc distance of 75.30 feet to a 1/2 inch iron rod found for corner;

          North 5207'00" East a distance of 30.11 feet to a 1/2 inch iron rod found for corner in a curve to the right, the radius point of said curve being situated South 3219'18" West a distance of 1553.95 feet;

          Northwesterly with said curve to the right through a central angle of 2126'39" an arc distance of 581.59 feet to a 1/2 inch iron rod set for corner;

          North 4516'10" East a distance of 53.07 feet to 1/2 inch iron rod set for corner; South 3148'40" East a distance of 976.20 feet to the POINT OF BEGINNING;

     CONTAINING an area of 25.454 acres of land.


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WYNDHAM HOTEL CORPORATION
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                                  SCHEDULE "B"
 To Exhibit "J" To Lease Agreement By and Between IM Joint Venture, as Landlord
                    and WYNDHAM HOTEL CORPORATION, as Tenant


                             SCHEDULE OF DEFINITIONS


Beneficiary shall mean ___________________________________, a
___________________________________. All notices to Beneficiary shall be mailed to:

         ----------------------------------------

         ----------------------------------------

         ----------------------------------------

         ----------------------------------------

with copy to:

         ----------------------------------------

         ----------------------------------------

         ----------------------------------------

         ----------------------------------------

and a copy to:

         ----------------------------------------

         ----------------------------------------

         ----------------------------------------

         ----------------------------------------


     Mortgage shall mean a first lien Mortgage or Deed of Trust and Security Agreement with Assignment of Rents dated as , encumbering the Property, executed by Landlord, as Mortgagor or Trustor, to , as Trustee, in favor of Beneficiary, securing repayment of the Loan evidenced by the Note, to be recorded in the records of the county in which the Property is located.

     Landlord shall mean _____________________________, a _____________________, having an office at __________________________________________________________.


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     Lease shall mean a certain lease entered into by and among Landlord and
Tenant dated as of _______________, 19 ___, covering the premises.

     Loan shall mean a first mortgage loan in an amount up to _________________ from Beneficiary to Landlord.

     Note shall mean that certain ____________________ Note executed by Landlord in favor of ____________________________________, a __________________________,
dated as of ______________________, 19 __, in the amount of __________________.

     Premises shall mean certain space in the Improvements located in and upon the Property.

     Property shall mean the real property described in Schedule "A" attached hereto together with the improvements thereon.

     Tenant shall mean ______________________, a _________________ corporation, having an office located at __________________________________________________.



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                                   EXHIBIT "K"
       To Lease Agreement By and Between IM Joint Venture, as Landlord and
                      WYNDHAM HOTEL CORPORATION, as Tenant


                          MEETING ROOM USAGE AGREEMENT

     1. DEFINED TERMS. For purposes of this Exhibit "K", all terms defined in the Lease (including other exhibits to the Lease) will be utilized herein without further definition. In addition, when delineated with initial capital letters, the following terms shall have the following respective definitions and meanings:

          (a) "Meeting Room Day" shall mean the use of one (1) meeting room for any period of time between the hours of 7:00 a.m. and 11:00 p.m..

     2. GRANT. Provided no event of default has occurred and is continuing under the Lease and provided such meeting rooms are provided by Landlord at that time, Tenant shall be permitted, free of any standard meeting room charges, to use Rooms 7001 and 7011 six (6) Meeting Room Days per year of the original
Lease Term and use of the Auditorium two (2) Meeting Room Days per calendar year of the original Lease Term. In addition, provided no event of default has occurred and is continuing under the Lease, Tenant shall be permitted, free of any standard meeting room charges, to use ten (10) Meeting Room Days per calendar year of the original Lease Term. These additional ten (10) Meeting
Room Days in the Building shall be excluding the following areas in the Building currently designated as Room 7001, Room 7011, the Auditorium, the Atrium and all exhibit spaces. Any Meeting Room Days not used shall be forfeited and may not be carried over to any subsequent year. Notwithstanding the foregoing, Landlord shall not be under any obligation to provide these meeting rooms to Tenant in the event that (a) the designated meeting rooms have been leased to third parties for other purposes or (b) Landlord no longer provides the usage of meeting rooms, whether for a fee or otherwise to other tenants of the Building.

     3. PROCEDURE. Meeting rooms will be reserved on a "first come first served" basis and are subject to availability. Tenant shall observe all of Landlord's rules, regulations and procedures in the reserving and utilization of the meeting rooms.

     4. TERMINATION OF MEETING ROOM USAGE AGREEMENT. This Grant shall automatically terminate upon (i) the expiration or termination of the Lease Term, whether by Landlord upon the occurrence of an event of default or otherwise, and/or (ii) the exercise by Tenant or Landlord of Cancellation Option as specified in Exhibit "H".




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                                 EXHIBIT "L"

     To Lease Agreement By and Between IM Joint Venture, as Landlord and
                    WYNDHAM HOTEL CORPORATION, as Tenant



                       METHOD OF MEASURING FLOOR AREA

The method for calculating Rentable Square Feet shall be as follows:

(a) when measuring a demising wall between a tenant space and corridor, the boundary shall be along the corridor side of the demising wall,

(b) when measuring a demising wall between a tenant space and the Building exterior, the boundary shall be along the exterior face of glass;

(c) when measuring a demising wall between a tenant space and an adjacent tenant space, the boundary shall be along the centerline of the demising wall; and

(d) when measuring a demising wall between a tenant space and a Building common space (i.e., electrical rooms, mechanical rooms, vertical penetrations and chases), the boundary shall be along the tenant side of the demised wall.



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